                   EXHIBITS IN SUPPORT OF FAIRNESS OPINION FOR

                                 PROJECT ROYALTY



                              [LOGO BT Alex. Brown]

                                 October 1, 1997

The information contained in this document was obtained from the management of KING and other sources.


This document has been prepared for the use of the Board of Directors of KING only. It is confidential and may not be disclosed or provided to any third parties without the written permission of BT Alex. Brown Incorporated ("BT Alex. Brown").

This document is prepared as of October 1, 1997 and reflects information made available to us prior to such date. It does not include information regarding all of the assessments made by BT Alex. Brown in arriving at its conclusions.

                               TABLE OF CONTENTS


I.       EXECUTIVE SUMMARY

         - Financial Summary of the Proposed Transaction

         - Summary of Proposed Transaction Terms

         - Review of Process

         - KING Stock Price History

II.      REVIEW OF KING

         - Historical Financial Statements

         - Summary of Analyst Research

         - Ownership Profile

         - Liquidity Analysis

III.     VALUATION ANALYSIS

         - Analysis of Selected Public Companies

         - Analysis of Precedent Transactions

         - Precedent Financial Buyer Transactions

         - Discounted Cash Flow Analysis

IV.      PRO FORMA TRANSACTION ANALYSIS

         - Pro Forma Financial Statements

V.       APPENDIX

         - Premiums Paid Analysis


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                  FINANCIAL SUMMARY OF THE PROPOSED TRANSACTION


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                  FINANCIAL SUMMARY OF THE PROPOSED TRANSACTION


I. VALUATION           (in millions, except per share data)


   Offer Price per Share                $ 19.25          Gross Equity Value          $890.1
                                                         Less Option Proceeds          37.0
                                                                                     ------
   Common Shares Outstanding              42.6
   Total Options                           3.6           Equity Value                $853.0
                                        ------           Plus: Debt                  $  0.5
   Total Shares & Options Outstanding     46.2           Less: Cash                  $ 38.4
                                        ======                                       ------
                                                         Enterprise Value            $815.2


                                         KING as of   Transaction       Selected Public            Selected         Recent Financial
II. MULTIPLES                            (06/30/97)    Multiples          Companies              Transactions     Buyer Transactions
    Enterprise Value Multiples
      LTM Revenues                         $286.2         2.8x          0.8x  -    4.4x         0.9x  -   2.0x       0.7x   -   4.3x
      LTM EBITDA                           $ 82.4         9.9           8.1   -   21.9          8.8   -  13.4        8.6    -  10.9
      LTM EBIT                             $ 61.4        13.3          10.3   -   27.4         11.3   -  21.4       12.2    -  16.2

    Equity Value Multiples
      Book Value                           $222.5         3.8           1.1   -    7.7          1.1   -   4.9        2.3    -   7.9
      LTM Net Income                       $ 38.8        22.0          16.6   -   41.0         19.0   -  47.6       19.4    -  28.8
      CY 1997E Net Income (a)              $ 41.7        20.5          16.8   -   33.9           NA        NA         NA         NA
      CY 1998E Net Income (a)              $ 47.0        18.2          14.4   -   28.2           NA        NA         NA         NA
      Case One CY 1998E Net Income (b)     $ 55.9        15.2          14.4   -   28.2           NA        NA         NA         NA
      Case Two CY 1998E Net Income (b)     $ 48.3        17.6          14.4   -   28.2           NA        NA         NA         NA
      Forward Net Income                   $ 45.6        18.7            NA         NA         19.5   -  25.8         NA         NA


                                          KING as of
    PREMIUM TO MARKET                     (06/30/97)    Premium             Analysis of Control Premiums (d)
    -----------------                                   -------             --------------------------------
      Last Close (as of 09/30/97)          $ 18.63        3.4%          One Day Prior                   27.6%
      One Month Prior (as of 08/31/97)     $ 18.38        4.8%          One Month Prior                 38.9%
      Unaffected (as of 04/29/97)          $ 14.81       30.0%

    HISTORICAL TRADING
      All-Time High (08/08/97)                          $19.94
      All-Time Low (09/29/93)                           $ 3.38

III. STAND-ALONE DISCOUNTED CASH FLOW ANALYSIS (c)
      Discount Rates 14.0% - 22.0%
      Terminal Multiple 8.0x - 10.0x EBITDA             $17.00 - $30.00


(a) I/B/E/S estimates.

(b) Management estimates.

(c) Range as calculated under Case One and Case Two scenarios, rounded to the nearest dollar.

(d) Represents mean.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                      SUMMARY OF PROPOSED TRANSACTION TERMS


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                      SUMMARY OF PROPOSED TRANSACTION TERMS


TRANSACTION                KING will offer $19.25 per share in cash for up to
                           approximately 32.5 million KING shares (approximately
                           76% of KING shares outstanding) in a self-tender offer. James D. Leininger and Richard C. Blum &
                           Associates, L.P. will rollover approximately 10.1 million KING shares (approximately 24% of existing ownership in KING) in a recapitalization of KING involving an approximately $152 million combined equity infusion from Richard C. Blum & Associates,
                           L.P. and The Fremont Group and approximately $519 million in third party debt financing.

POST-TRANSACTION           Post-transaction, James D. Leininger, Richard C. Blum
OWNERSHIP                  & Associates, L.P. and The Fremont Group will own
                           approximately 34%, 26% and 40% of the recapitalized equity of KING.

BOARD SEATS                KING's eight member board will consist of James D.
                           Leininger, Raymond R. Hannigan, President and Chief
                           Executive Officer, two designees from Richard C. Blum
                           & Associates, L.P., two designees from The Fremont
                           Group and two independent designees.

ACCOUNTING TREATMENT       Recapitalization accounting treatment.

TERMINATION FEE            $30 million (or approximately 3.7% of the enterprise
                           value) plus up to $2 million of expenses; triggered if (i) Board withdraws recommendation or (ii) in the event another party acquires 20% or more ownership in KING and completes an acquisition of KING within one year of the termination of the Agreement.



KEY CONDITIONS TO          KING Board approval, delivery of fairness opinion and
CLOSING                    solvency opinion to KING's Board; filing of Schedule
                           13E-3 and 13E-4 Tender Offer Statements; KING shareholder approval as required under Texas law; all necessary regulatory consents; closing of third-party financing (commitment letters have been received);
                           successful self-tender of KING shares and execution of Stock Retention Agreement with certain KING employees.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                      SUMMARY OF PROPOSED TRANSACTION TERMS

SHAREHOLDER SUPPORT        Dr. Leininger agrees (i) to vote all shares in
AGREEMENT                  support of the Transaction and (ii) grant Richard C.
                           Blum & Associates, L.P. and the Fremont Group an option to acquire approximately 4.2 million of his shares at $19.25 per share in the event KING terminates the Agreement and completes a transaction with another party within 180 days after termination of the Agreement.

KEY REPRESENTATIONS        No material adverse change in KING; no undisclosed
                           liabilities; compliance with all regulatory matters in conduct of business.

DUE DILIGENCE              Richard C. Blum & Associates, L.P. and The Fremont
                           Group have completed their due diligence.

TIMING                     Expected closing on or about November 15, 1997.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                      SUMMARY OF PROPOSED TRANSACTION TERMS


                             (dollars in thousands)

                        SUMMARY SOURCES AND USES OF FUNDS

SOURCES                                                              Term (yrs)        Interest Rate
                                                                     ----------        -------------
   Revolver (Base Rate + 125)                  $ 18,841                 6.0               7.35%
   Term Loan A (Base Rate + 125)                120,000                 6.0               7.35%
   Term Loan B (Base Rate + 150)                 90,000                 7.5               7.60%
   Term Loan C (Base Rate + 175)                 90,000                 9.0               7.85%
   Senior Sub Note                              200,000                10.0              10.24%
   Fremont New Equity                           138,197
   RCBA Total Equity (a)                         91,294
   Leininger "Rollover" Equity                  116,735
   Management "Rollover" Equity                   8,974
   Existing Cash in Company (b)                  23,000
                                               --------
       Total Sources of Funds                  $897,041
                                               ========

USES

   "Rollover" of Equity                         203,484
   Purchase of Primary Shares                   617,037
   Net Purchase of Options                       32,514
   Fees and Expenses                             44,007
                                               --------
        Total Uses of Funds                    $897,041
                                               ========

(a) Includes $77.8 million of "rollover equity" and net $13.5 million of new equity.

(b) Prior to the funding of the RIK Medical acquisition.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                      SUMMARY OF PROPOSED TRANSACTION TERMS


                           PRO FORMA OWNERSHIP PROFILE

                                                             SHARES       SHARES                                POST-DEAL
                                    PRE-DEAL                 ISSUED     PURCHASED        POST-DEAL             FULLY DILUTED
                                   ----------              ---------    -----------     ----------              ----------
James D. Leininger, M.D.(Chairman) 21,123,146     49.6%            0    (15,058,991)     6,064,155     33.5%     6,064,155     32.9%
Richard C. Blum & Associates, L.P.  4,040,250      9.5%      702,286              0      4,742,536     26.2%     4,742,536     25.7%
The Fremont Group                           0      0.0%    7,179,066              0      7,179,066     39.7%     7,179,066     38.9%
Other Management and Directors      1,967,166      4.6%            0     (1,867,166)       100,000      0.6%       100,000      0.5%
Rolled Management Options (a)               0      0.0%            0              0              0      0.0%       366,176      2.0%
                                   ----------    -----     ---------    -----------     ----------    -----     ----------    -----
Total Insider Holdings             27,130,562     63.7%    7,881,352    (16,926,157)    18,085,757    100.0%    18,451,933    100.0%

Total Institutional Holdings       12,213,185     28.7%            0    (12,213,185)             0      0.0%             0      0.0%
Retail and Other Holdings           3,280,730      7.7%            0     (3,280,730)             0      0.0%             0      0.0%
                                   ----------    -----     ---------    -----------     ----------    -----     ----------    -----
Total Common Shares Outstanding    42,624,477    100.0%    7,881,352    (32,420,072)    18,085,757    100.0%    18,451,933    100.0%


(a) Based on 821,550 option shares with a strike price of $10.67 assuming $19.25 purchase price per share.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                                REVIEW OF PROCESS


PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                                REVIEW OF PROCESS



- Full auction process following public announcement that Company had retained BT Alex. Brown to explore strategic alternatives.

-     Broad universe of both financial and strategic buyers contacted.

-     Potential buyers included both domestic and international prospects.


PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                                REVIEW OF PROCESS

                             PARTIES       MATERIALS     INDICATIONS     MANAGEMENT
                            CONTACTED        SENT        OF INTEREST    PRESENTATION
                            ---------        ----        -----------    ------------
STRATEGIC BUYERS              16              13              0              0

FINANCIAL BUYERS              22              17              9              7
                              --              --              -              -
    TOTALS                    38              30              9              7


PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                  SELECTED CONSIDERATIONS OF INTERESTED PARTIES



- OVERALL IMPRESSIONS

      -     Solid company with strong senior management

      -     Well-established market position with broad product line

      - Established international distribution network and operating infrastructure

      -     Steady historical performance

      -     Positive overall impressions; issues related to growth

- INDUSTRY MARKET CONDITIONS

      -     Presence of significant competitor with substantial resources

      -     Changing reimbursement environment

      -     Health care industry subject to intense cost pressures

- KING STAND-ALONE ISSUES

      -     Capital intensive business

      -     Shift from frames to overlays

      -     Shift in customers from acute to extended care settings

      -     New products (VAC, PlexiPulse) are early-stage

      - Treatment protocols for products dependent on collection of additional clinical data


PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                            KING STOCK PRICE HISTORY


PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

             KING ANNOTATED STOCK PRICE HISTORY 11/01/94 - 09/30/97


                                    [graph]

                            plot points on CM 59-74



PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                 RELATIVE STOCK PRICE PERFORMANCE SINCE 01/01/97


                                    [graph]





PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                RELATIVE STOCK PRICE PERFORMANCE SINCE 05/29/97


                                    [graph]



PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                            HISTORICAL FINANCIAL STATEMENTS







PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                         KING HISTORICAL INCOME STATEMENTS


                                                                    (dollars in thousands)
                                                  FISCAL YEAR ENDED DECEMBER 31,          1994-96        LTM AS OF
                                           1994            1995             1996            CAGR         09/30/97 (a)
                                           ----            ----             ----            ----         ------------

               REVENUES                $222,084        $243,443         $269,881             10.2%       $294,489
               EBITDA                    63,437          66,552           77,148             10.3%         85,964
               EBIT                      38,636          43,792           55,354             19.7%         63,394
               NET INCOME               $20,505         $28,441          $38,987             37.9%        $43,669
                                       ========        ========         ========                         ========
               F.D. E.P.S.                $0.46           $0.63            $0.86             35.8%          $0.99
                                       ========        ========         ========                         ========

               MARGINS:
                 EBITDA                    28.6%           27.3%            28.6%                           29.2%
                 EBIT                      17.4%           18.0%            20.5%                           21.5%
                 Net Income                 9.2%           11.7%            14.4%                           14.8%

               GROWTH RATES:
                 Revenue                     NA             9.6%            10.9%                            ---
                 EBITDA                      NA             4.9%            15.9%                            ---
                 EBIT                        NA            13.3%            26.4%                            ---
                 Net Income                  NA            38.7%            37.1%                            ---


  (a) Source: KING management. Based on 8 months actual and 1 month projected results.

  PROJECT ROYALTY
                                                           [LOGO] BT Alex. Brown
                                                                  Incorporated

                          KING HISTORICAL BALANCE SHEET
                             (dollars in thousands)


                                                                                                         SEPTEMBER 30,
                                                                            1995             1996           1997 (a)
                                                                         ---------        ---------        ---------
           ASSETS
                Cash and Cash Equivalents                                  $52,399          $59,045          $37,630
                Accounts Receivable, Net                                    56,032           58,241           74,835
                Inventories                                                 18,854           20,042           21,303
                Other Current Assets                                        15,156            6,860           11,968
                                                                         ---------        ---------        ---------
                  Total Current Assets                                     142,441          144,188          145,736
                PP&E, Net                                                   62,276           65,224           74,303
                Intangibles                                                 13,968           13,541           27,370
                Other Non-Current Assets                                    25,041           30,440           33,977
                                                                         ---------        ---------        ---------
                  Total Non-Current Assets                                 101,285          109,205          135,650
                                                                         ---------        ---------        ---------
           TOTAL ASSETS                                                   $243,726         $253,393         $281,386
                                                                         =========        =========        =========
           LIABILITIES AND STOCKHOLDERS' EQUITY
                Accounts Payable and Accrued Expenses                      $29,002          $33,766          $38,334
                Current Portion of L-T Debt                                      0                0              134
                Revolver                                                        --               --               --
                Other Current Liabilities                                    4,026            3,088            2,594
                                                                         ---------        ---------        ---------
                  Total Current Liabilities                                 33,028           36,854           41,062
                Deferred Taxes                                                 374            5,065            9,516
                Other Non-Current Liabilities                                    0              396              534
                                                                         ---------        ---------        ---------
                  Total Liabilities                                         33,402           42,315           51,112
                                                                         ---------        ---------        ---------
                Stockholders' Equity                                       210,324          211,078          230,274
                                                                         ---------        ---------        ---------
           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $243,726         $253,393         $281,386
                                                                         =========        =========        =========


   (a) Source: KING management. Based on 8 months actual and 1 month projected results.

PROJECT ROYALTY                                          [LOGO] BT Alex. Brown
                                                                Incorporated

                           SUMMARY OF ANALYST RESEARCH


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                       SUMMARY OF ANALYST RESEARCH ON KING

                                                                   Report     1997        1997      Long Term
Financial Institution (Analyst)   Stock Price    Recommendation     Date     Estimate   Estimate   Growth Rate
-------------------------------   -----------    --------------     ----     --------   --------   -----------
Bear, Stearns & Co. (F. Wise)       $17.96          Neutral       07/21/97    $0.94       $1.06        17%
Brean Murray (P. Putnam)            $17.71           Hold         07/18/97    $0.94       $1.05        15%
BT Alex. Brown (A. Jay)             $18.15           Buy          07/17/97    $0.93       $1.07        20%
--------------------------------------------------------------------------------------------------------------
I/B/E/S Inc.                        $18.63           --           09/30/97    $0.94       $1.06        17%
--------------------------------------------------------------------------------------------------------------


-- BEAR, STEARNS (07/21/97) -- KING reported 2Q EPS of $0.23, $0.02 above our estimates. Sales were up 17% over 1996 and slightly above our estimate despite a loss of $1.5 million due to foreign currency exchange. Lower-than-expected SG&A expenses also contributed to the EPS surprise. KING saw the first hints of erosion in its business with Premier in the second quarter, but still far below what had been expected and budgeted for since the contract was lost to a competitor last fall. KING actually saw revenue increases year-over-year in Acute care, thanks to aggressive marketing and replacement sales from other hospitals. Despite higher than expected sales into Premier, we are forecasting hospital sales to increase by only 2% total over the next two years, partly as a result of the loss of the Premier contract and partly as a result of a shrinking hospital market and price pressures.


-- BREAN MURRAY (07/18/97) -- Fueled by better than expected revenue growth, KING reported Q2 EPS of $0.23 versus our estimate of $0.21. Strong domestic sales of the Company's wound closure device (V.A.C.), continued improvement in domestic specialty patient surface revenues, including compared to last year, an incremental $2.0 million in revenues from the H.F. Systems acquisition, accounted for the revenue strength. We would continue to hold KING pending the outcome of this evaluation of strategic alternatives.


-- BT Alex. Brown (7/17/97) -- KING reported solid 2Q 1997 results, slightly exceeding our revenue and EPS estimates. The Company continues to capitalize on its technically rich product line to penetrate new accounts, without the need to bolster an already humming distribution infrastructure. Our investment thesis remains intact as KING continues to leverage its top-of-the-line, proprietary therapeutic beds to enter new accounts and gain share. The revenue growth can be leveraged into faster EPS growth because KING's distribution infrastructure is already in place. Management reported that the loss of the Premier hospital group purchasing contract to a competitor late in 1995 has not had a significant adverse impact on KING's business as pricing has not eroded. While KING has seen some leakage of business from Premier accounts, gains through a new preferred vendor relationship with the VHA purchasing group alliance are offsetting them.


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                                OWNERSHIP PROFILE


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                                OWNERSHIP PROFILE

                                                                     PERCENT OF
INSTITUTIONAL HOLDINGS (a)                            SHARES HELD    OUTSTANDING
--------------------------                            -----------    -----------
Richard C. Blum & Associates, L.P.                      4,040,250           9.5%
Wellington Management                                   1,787,400           4.2%
Wanger Asset Management L.P.                            1,448,000           3.4%
Neuberger & Berman Institutional Investment             1,445,300           3.4%
Edgemont Asset Management Corp                          1,200,000           2.8%
Neuberger & Berman Management                             697,400           1.6%
Barclays Bank PLC                                         552,937           1.3%
Cullen / Frost Bankers Inc.                               439,473           1.0%
Roger H. Jenswold & Co.                                   410,068           1.0%
Investco Management & Research                            399,400           0.9%
Dimensional Fund Advisors                                 388,900           0.9%
Mellon Bank Corporation                                   380,643           0.9%
Artisan Partners, L.P.                                    303,200           0.7%
Putnam Investment Management                              270,262           0.6%
Guardian Investor Services                                217,700           0.5%
Luther King Capital Management                            207,200           0.5%
Morgan Stanley, Dean Witter                               181,800           0.4%
Peoples Bank (CT)                                         175,000           0.4%
Chancellor LGT Asset Management                           171,200           0.4%
California State Teachers Retirement                      165,087           0.4%
Vanguard Group                                            163,100           0.4%
Franklin Resources, Inc.                                  150,000           0.4%
Grantham Mayo Van Otter                                   139,700           0.3%
ANB Investment Management & Trust                         126,400           0.3%
First Union Corporation                                   102,500           0.2%
   Others                                                 690,515           1.6%
                                                      -----------    -----------
TOTAL                                                  16,253,435          38.1%


                                                              PERCENT OF       OPTIONS
INSIDER HOLDINGS (b)                      SHARES HELD (c)    OUTSTANDING (c)   HELD (d)
--------------------                      ---------------    ---------------   --------
James D. Leininger, M.D. (Chairman)         21,123,146           49.6%            NA
Peter A. Leininger, M.D. (Executive          1,438,694            3.4%            NA
   Vice President)
Raymond R. Hannigan (President & CEO)          387,200            0.9%          340,000
Sam A. Brooks (Director)                        69,000            0.2%          107,500
Frank A. Ehmann (Director)                       2,500            0.0%           20,000
Wendy L. Gramm, Ph.D. (Director)                 4,000            0.0%           20,000
Bernhard T. Mittemeyer, M.D. (Director)          1,200            0.0%           24,000
Christopher M. Fashek (President, KCTS)         16,600            0.0%           30,350
Frank DiLazzaro (President, KCII)               20,000            0.0%           20,284
                                          ---------------    ---------------   --------
TOTAL                                       23,090,312           54.2%          541,850



INSTITUTIONAL HOLDINGS                      16,253,435           38.1%
INSIDER HOLDINGS                            23,090,312           54.2%
RETAIL AND OTHER HOLDINGS                    3,280,730            7.7%
                                          ---------------    ---------------
TOTAL SHARES OUTSTANDING (e)                42,624,477          100.0%
                                          ===============    ===============

----------
(a) Source: CDA Spectrum as of June 1997, except for Richard C. Blum & Associates, L.P. which is taken from 13-D amendment, dated July 10, 1997.

(b) Source: Company Proxy dated May 13, 1997.

(c) Excludes outstanding options. Excludes 143,014 shares (including 118,014 options) held by Bianca Rhodes, former CFO of the Company.

(d) Includes options exercisable within sixty days.

(e) Source: Company management.


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                               LIQUIDITY ANALYSIS


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                            LIQUIDITY ANALYSIS OF KING

SHARES OUTSTANDING                         42,624,477
FLOAT (a)                                  19,534,165
ADJUSTED FLOAT (b)                          8,915,815

AVERAGE DAILY TRADING VOLUME
30-Day                                         85,807
60-Day                                         71,443
90-Day                                         78,594
180-Day                                        79,846

AVERAGE DAILY TURNOVER (c)
30-Day                                            0.4%
60-Day                                            0.4%
90-Day                                            0.4%
180-Day                                           0.4%

AVERAGE DAILY ADJUSTED TURNOVER (d)
30-Day                                            1.0%
60-Day                                            0.8%
90-Day                                            0.9%
180-Day                                           0.9%

NUMBER OF ACTIVE MARKET MAKERS                     18
NUMBER OF RESEARCH ANALYSTS                         6


                         STOCK PRICE AND VOLUME HISTORY

                                     [GRAPH]


                                                                    DIVESTITURE DAYS BASED ON 25%
                                                                   OF AVERAGE DAILY TRADING VOLUME
                                                             ---------------------------------------------
                                              CURRENT
                 COMPANY                      HOLDINGS       30-DAY      60-DAY       90-DAY       180-DAY
                 -------                     ---------       ------      ------       ------       -------
Richard C. Blum & Associates, L.P.           4,040,250       188.3        226.2        205.6        202.4
Wellington Management                        1,787,400        83.3        100.1         91.0         89.5
Wanger Asset Management L.P.                 1,448,000        67.5         81.1         73.7         72.5
Neuberger & Berman Institutional Investment  1,445,300        67.4         80.9         73.6         72.4
Edgemont Asset Management Corp               1,200,000        55.9         67.2         61.1         60.1
Neuberger & Berman Management                  697,400        32.5         39.0         35.5         34.9
Barclays Bank PLC                              552,937        25.8         31.0         28.1         27.7
Cullen/Frost Bankers Inc.                      439,473        20.5         24.6         22.4         22.0
Roger H. Jenswold & Co.                        410,068        19.1         23.0         20.9         20.5
Investco Management & Research                 399,400        18.6         22.4         20.3         20.0

----------------

(a) Float represents Shares Outstanding less Insider Holdings.
(b) Adjusted Float represents Float less five largest Institutional Holders (Neuberger Berman holdings are consolidated).
(c) Average Daily Turnover represents Average Daily Trading Volume divided by Outstanding Float.
(d) Adjusted Daily Turnover represents Average Daily Trading Volume divided by Adjusted Float.


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                      ANALYSIS OF SELECTED PUBLIC COMPANIES


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                       SELECTED PUBLICLY TRADED COMPANIES


                                                                          SELECTED PUBLICLY TRADED
                                                                KING         COMPANY MULTIPLES
                                                            TRANSACTION  -------------------------
                                                             MULTIPLES    MEAN         RANGE
                                                            -----------  -----  ------------------
VALUATION BASED ON LATEST TWELVE MONTHS STATISTICS (a) (b)


        LTM REVENUES                                             2.8x     2.1x   0.8x   -     4.4x

        LTM EBITDA                                               9.9x    12.0x   8.1x   -    21.9x

        LTM EBIT                                                13.3x    16.0x  10.3x   -    27.4x

        LTM NET INCOME                                          22.0x    24.0x  16.6x   -    41.0x

VALUATION BASED ON PROJECTED STATISTICS

        CAL. 1997 NET INCOME (I/B/E/S)                          20.5x    22.3x  16.8x   -    33.9x

        CAL. 1998 NET INCOME (I/B/E/S)                          18.2x    18.6x  14.4x   -    28.2x

        CAL. 1998 NET INCOME (CASE ONE) (c)                     15.2x    18.6x  14.4x   -    28.2x

        CAL. 1998 NET INCOME (CASE TWO) (c)                     17.6x    18.6x  14.4x   -    28.2x


(a) Implied valuation based on revenues, EBITDA and EBIT are adjusted by adding cash of $38.4 and subtracting debt of $0.5.

(b)   LTM as of 06/30/97.

(c)   KING management estimates.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                       SELECTED PUBLICLY TRADED COMPANIES

                  (dollars in millions, except per share data)

                                                MARKET STATISTICS
                                  -------------------------------------------
                                  Stock Price        Equity        Enterprise
Company                            09/30/97           Value          Value
-----------------------------------------------------------------------------
Becton, Dickinson & Company       $47.88             $6,133.7        $6,806.5
C.R. Bard, Inc.                   $34.00             $1,979.0        $2,101.1
Hillenbrand Industries, Inc.      $45.06             $3,115.0        $3,069.0
Invacare Corporation              $23.50               $719.8          $887.2
Steris Corporation                $41.13             $1,468.8        $1,479.2
Stryker Corporation               $43.69             $4,292.5        $4,192.2
Sunrise Medical Inc.              $15.63               $301.5          $498.6
-----------------------------------------------------------------------------
MEAN:                                                $2,572.9
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
KING                              $19.25               $853.0          $815.2
-----------------------------------------------------------------------------

                                                                      VALUATION BENCHMARKS
                                 -------------------------------------------------------------------------------------------------
                                 Enterprise Value as a Multiple of                  Equity Value as a Multiple of
                                 ----------------------------------  -------------------------------------------------------------
Company                           Revenues    EBITDA        EBIT     Training EPS      Cal'97 EPS       Cal'98 EPS      Book Value
----------------------------------------------------------------------------------------------------------------------------------

Becton, Dickinson & Company          2.4x      10.3x       15.0x            21.1x           19.2x            16.9x            4.6x
C.R. Bard, Inc.                      1.7x       8.1x       10.3x            16.6x           17.8x            15.8x            3.3x
Hillenbrand Industries, Inc.         1.8x       8.6x       12.0x            20.8x           19.7x            17.1x            3.9x
Invacare Corporation                 1.4x      10.3x       13.0x            17.7x           16.8x            14.4x            2.8x
Steris Corporation                   2.4x      14.1x       17.0x            27.1x           23.8x            19.2x            4.8x
Stryker Corporation                  4.4x      21.9x       27.4x            41.0x           33.9x            28.2x            7.7x
Sunrise Medical Inc.                 0.8x      10.5x       17.5x              NM            25.2x            18.6x            1.1x

----------------------------------------------------------------------------------------------------------------------------------
MEAN:                                2.1x      12.0x       16.0x            24.0x           22.3x            18.6x            4.0x
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
KING                                 2.8x       9.9x       13.3x            22.0x           20.5x            18.2x            3.8x
----------------------------------------------------------------------------------------------------------------------------------


                                                                      GROWTH RATES
                                 -------------------------------------------------------------------------------------------------
                                 Historical (Most Recent Qtr.)           Projected Calendar Year EPS
                                 ----------------------------     ------------------------------------------------     1998 P/E to
Company                            Revenues          EPS          1996 to 1997     1997 to 1998   3-5 Year I/B/E/S     Growth Rate
----------------------------------------------------------------------------------------------------------------------------------

Bectonton, Dickinson & Company        2.0%            -7.1%            14.0%             14.1%              13.8%          122.3%
C.R. Bard, Inc.                       3.0%            -4.2%             3.8%             12.6%              11.7%          135.2%
Hillenbrand Industries, Inc.          0.5%            12.5%            12.2%             15.0%              15.1%          113.4%
Invacare Corporation                  3.7%             3.4%             9.4%             16.4%              15.8%           91.2%
Steris Corporation                   -7.7%           -25.1%            38.6%             24.2%              21.9%           87.6%
Stryker Corporation                  10.0%            20.9%            19.4%             20.2%              19.5%          144.5%
Sunrise Medical Inc.                 -6.6%             NM              31.9%             35.5%              15.0%          124.0%
----------------------------------------------------------------------------------------------------------------------------------
MEAN:                                 0.7%             0.1%            18.5%             19.7%              16.1%          116.9%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
KING                                 16.7%            28.9%             9.3%             12.8%              17.3%          105.0%
----------------------------------------------------------------------------------------------------------------------------------


                                                     MARGINS
                                  -------------------------------------------
                                                                     Net
Company                            EBITDA             EBIT          Income
-----------------------------------------------------------------------------
Becton, Dickinson & Company       23.6%             16.3%               10.7%
C.R. Bard, Inc.                   21.4%             16.8%                9.6%
Hillenbrand Industries, Inc.      20.9%             15.0%                8.8%
Invacare Corporation              13.4%             10.6%                6.3%
Steris Corporation                17.0%             14.2%                8.4%
Stryker Corporation               20.0%             16.1%               10.8%
Sunrise Medical Inc.               7.2%              4.3%                0.2%
-----------------------------------------------------------------------------
MEAN:                             17.7%             13.3%                7.8%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
KING                              28.8%             21.4%               13.6%
-----------------------------------------------------------------------------


PROJECT ROYALTY                                             [BT Alex. Brown
                                                             Incorporated Logo]

                       SELECTED PUBLICLY TRADED COMPANIES

                  (dollars in millions, except per share data)

                                     MARKET STATISTICS
                   ----------------------------------------------------------

                           Stock       52-Week
                           Price     ------------   Price Change  Price as a %
Company                   09/30/9   High(a)  Low(a)   Last Year     of High
-------------------------------------------------------------------------------
Becton, Dickenson
 & Company                  $47.88  $55.63  $37.00      9.4%       86.1%
C.R. Bard, Inc.             $34.00  $39.00  $25.88     11.6%       87.2%
Hillenbrand Industries,
  Inc.                      $45.06  $48.63  $33.88     25.4%       92.7%
Invacare Corporation        $23.50  $30.00  $16.50    -15.9%       78.3%
Steris Corporation          $41.13  $44.13  $22.63     21.4%       93.2%
Stryker Corporation         $43.69  $45.31  $24.25     45.5%       96.4%
Sunrise Medical Inc.        $15.63  $16.88  $ 9.50    - 1.6%       92.6%

-------------------------------------------------------------------------------
MEAN:                                                  13.7%       89.5%
-------------------------------------------------------------------------------
KING:                       $19.25  $19.94  $11.38     34.7%       96.6%
-------------------------------------------------------------------------------




                             BALANCE SHEET STATISTICS
-------------------------------------------------------------------------------

                                      Cash and   Total
                                   Equivalents   Assets  Total Debt  Book Value
-------------------------------------------------------------------------------

Becton, Dickinson
 & Company                              $155.1  $3,038.0   $828.0    $1,342.3
C.R. Bard, Inc.                         $ 75.7  $1,327.4   $197.8    $  607.2
Hillenbrand Industries, Inc.            $312.0  $3,542.0   $266.0    $  802.0
Invacare Corporation                    $  9.1  $  522.8   $176.6    $  255.2
Steris Corporation                      $ 25.4  $  539.0   $ 35.9    $  306.0
Stryker Corporation                     $302.7  $  938.9   $147.7    $  560.6
Sunrise Medical Inc.                    $  0.7  $  619.6   $197.8    $  274.4


-------------------------------------------------------------------------------
MEAN:
-------------------------------------------------------------------------------
KING:                                   $ 38.4   $ 271.3   $  0.5    $  222.5
-------------------------------------------------------------------------------





                      OPERATING DATA (LATEST TWELVE MONTHS)


-------------------------------------------------------------------------------

Company                         Revenues   EBITDA   EBIT    Net Income
-------------------------------------------------------------------------------
Becton, Dickinson
 & Company                    $2,792.7   $659.5  $454.6   $297.9
C.R. Bard, Inc.               $1,214.7   $260.5  $204.0   $117.2
Hillenbrand Industries, Inc.  $1,698.0   $355.0  $255.0   $149.0
Invacare Corporation          $  642.4   $ 86.1  $ 68.3   $ 40.4
Steris Corporation            $  615.1   $104.7  $ 87.2   $ 51.8
Stryker Corporation           $  954.6   $191.3  $153.3   $102.8
Sunrise Medical Inc.          $  660.2   $ 47.7  $ 28.5   $  1.6

-------------------------------------------------------------------------------
MEAN:                         $1,225.4   $243.5  $178.7   $108.7
-------------------------------------------------------------------------------
KING:                         $  286.2   $ 82.4  $ 61.4   $ 38.8
-------------------------------------------------------------------------------



                                                   EPS ESTIMATES
-------------------------------------------------------------------------------
Company                                        Cal '97         Cal '98
-------------------------------------------------------------------------------
Becton, Dickinson
 & Company                                         $2.49           $2.84
C.R. Bard, Inc.                                    $1.91           $2.15
Hillenbrand Industries, Inc.                       $2.29           $2.63
Invacare Corporation                               $1.40           $1.63
Steris Corporation                                 $1.73           $2.14
Stryker Corporation                                $1.29           $1.55
Sunrise Medical Inc.                               $0.62           $0.84

-------------------------------------------------------------------------------
MEAN:                                              $1.67           $1.97
-------------------------------------------------------------------------------
KING:                                              $0.94           $1.06
-------------------------------------------------------------------------------




                                              CAPITALIZATION
-------------------------------------------------------------------------------
                              Total Debt/    Total Debt/        Total Debt/
                              Book Value     Capitalization     EBITDA
-------------------------------------------------------------------------------



Becton, Dickinson
 & Company                     61.7%             38.2%             1.3 x
C.R. Bard, Inc.                32.6%             24.6%             0.8 x
Hillenbrand Industries, Inc.   33.2%             24.9%             0.7 x
Invacare Corporation           69.2%             40.9%             2.1 x
Steris Corporation             11.7%             10.5%             0.3 x
Stryker Corporation            26.3%             20.9%             0.8 x
Sunrise Medical Inc.           72.1%             41.9%             4.2 x

------------------------------------------------------------------------------
MEAN:                          43.8%             28.8%             1.4 x
-------------------------------------------------------------------------------
KING:                           0.2%              0.2%             0.0 x
-------------------------------------------------------------------------------

(a) In intraday trading.

PROJECT ROYALTY                                             [LOGO]
                                                              BT Alex. Brown
                                                              Incorporated

                       ANALYSIS OF PRECEDENT TRANSACTIONS


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                  SELECTED MERGER AND ACQUISITION TRANSACTIONS


                                                                  KING                    SELECTED MERGERS AND ACQUISITIONS
                                                               TRANSACTION              ------------------------------------
                                                               MULTIPLES(a)              MEAN                   RANGE
                                                               ------------             ------         ---------------------
VALUATION BASED ON LATEST TWELVE MONTHS (b) (c)

         LTM REVENUES                                               2.8x                  1.5x          0.9x     -      2.0x

         LTM EBITDA                                                 9.9x                 11.2x          8.8x     -     13.4x

         LTM EBIT                                                  13.3x                 15.5x         11.3x     -     21.4x

         LTM NET INCOME                                            22.0x                 28.4x         19.0x     -     47.6x

VALUATION BASED ON PROJECTED STATISTICS

         FORWARD NET INCOME (I/B/E/S)                              18.7x                 21.6x         19.5x     -     25.8x

(a)   Multiples based on purchase price of $19.25.

(b) Implied valuation based on revenues, EBITDA and EBIT are adjusted by adding cash of $38.4 and subtracting debt of $0.5.

(c)   LTM as of 06/30/97.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                  SELECTED MERGER AND ACQUISITION TRANSACTIONS

-------------------------------------------------------------------------------
                  (dollars in thousands, except per share data)
-------------------------------------------------------------------------------

                                              Equity         Aggregate
Date        Target Company                   Purchase        Purchase
Ann.          Acquiror                        Price          Price(a)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Sep-96     Aequitron Medical, Inc.             $   59,746    $   58,891
            Nellcor Puritan Bennett, Inc.

Aug-96     Ivac Medical Systems, Inc.          $  400,000    $  400,000
            Advanced Medical, Inc.

Dec-95     Amsco International, Inc.           $  669,124    $  680,940
            STERIS Corp.

Jul-95     Arjo AB                             $  325,000    $  325,000
            Getinge Industrier

Jun-95     Bird Medical Technologies, Inc.     $   61,692    $   76,998
            Thermo Electron Corporation

May-95     Puritan-Bennett Corporation         $  464,640    $  546,284
            Nellcor, Inc.

Jul-94     Kendall International, Inc.         $1,414,530    $1,623,318
            Tyco International Ltd.

Apr-94     Corometrics Medical Systems, Inc.   $   73,600    $   82,951
            Marquette Electronics, Inc.

MEAN:                                          $  433,542    $  474,298

MEDIAN:                                        $  362,500    $  362,500

LOW:                                           $   59,746    $   58,891

HIGH:                                          $1,414,530    $1,623,318




---------------------------------------------------------------------------
                                                  Aggregate Purchase Price
                                                  as a Multiple of Trailing:
                                               -----------------------------
                                                               Cash    Oper.
                                                 Revenue       Flow   Income
----------------------------------------------------------------------------
Sep-96     Aequitron Medical, Inc.              1.5 x       11.9 x      15.7 x
            Nellcor Puritan Bennett, Inc.

Aug-96     Ivac Medical Systems, Inc.           1.8 x        9.7 x       NA
            Advanced Medical, Inc.

Dec-95     Amsco International, Inc.            1.5 x        8.8 x      11.3 x
            STERIS Corp.

Jul-95     Arjo AB                              1.5 x         NA        11.3 x
            Getinge Industrier

Jun-95     Bird Medical Technologies, Inc.      1.5 x        13.4 x     21.4 x
            Thermo Electron Corporation

May-95     Puritan-Bennett Corporation          1.6 x        12.7 x     19.9 x
            Nellcor, Inc.

Jul-94     Kendall International, Inc.          2.0 x         9.3 x     12.0 x
            Tyco International Ltd.

Apr-94     Corometrics Medical Systems, Inc.    0.9 x         12.2 x    17.0 x
            Marquette Electronics, Inc.

MEAN:                                           1.5 x         11.2 x    15.5 x

MEDIAN:                                         1.5 x         11.9 x    15.7 x

LOW:                                            0.9 x          8.8 x    11.3 x

HIGH:                                           2.0 x         13.4 x    21.4 x




----------------------------------------------------------------------------
                                             Equity Purchase Price
                                              as a Multiple of:
----------------------------------------------------------------------------
                                               Trailing      Forward   Latest
                                               Net Inc.     Net Inc.  Bk. Value
----------------------------------------------------------------------------

Sep-96     Aequitron Medical, Inc.            24.8 x       19.9 x     3.6 x
            Nellcor Puritan Bennett, Inc.

Aug-96     Ivac Medical Systems, Inc.         47.6 x       NA         NA
            Advanced Medical, Inc.

Dec-95     Amsco International, Inc.          23.3 x       NA         3.1 x
            STERIS Corp.

Jul-95     Arjo AB                            19.0 x       NA         NA
            Getinge Industrier

Jun-95     Bird Medical Technologies, Inc.    40.1 x       25.8 x     3.3 x
            Thermo Electron Corporation

May-95     Puritan-Bennett Corporation        29.4 x       19.5 x     3.7 x
            Nellcor, Inc.

Jul-94     Kendall International, Inc.        21.9 x       21.0 x     4.9 x
            Tyco International Ltd.

Apr-94     Corometrics Medical Systems, Inc.  20.9 x       NA         1.1 x
            Marquette Electronics, Inc.

MEAN:                                         28.4 x       21.6 x     3.3 x

MEDIAN:                                       24.0 x       20.5 x     3.4 x

LOW:                                          19.0 x       19.5 x     1.1 x

HIGH:                                         47.6 x       25.8 x     4.9 x




----------------------------------------------------------------------------
                                                Premium to Market
----------------------------------------------------------------------------
                                                  Day        Month
                                                  Prior      Prior
----------------------------------------------------------------------------

Sep-96     Aequitron Medical, Inc.                22.8%       48.3%
            Nellcor Puritan Bennett, Inc.

Aug-96     Ivac Medical Systems, Inc.              NA          NA
            Advanced Medical, Inc.

Dec-95     Amsco International, Inc.               13.8%      15.5%
            STERIS Corp.

Jul-95     Arjo AB                                 NA          NA
            Getinge Industrier

Jun-95     Bird Medical Technologies, Inc.         39.5%      89.5%
            Thermo Electron Corporation

May-95     Puritan-Bennett Corporation             38.9%      65.2%
            Nellcor, Inc.

Jul-94     Kendall International, Inc.             44.1%      50.6%
            Tyco International Ltd.

Apr-94     Corometrics Medical Systems, Inc.       NA         NA
            Marquette Electronics, Inc.

MEAN:                                              31.8%      53.8%

MEDIAN:                                            38.9%      50.6%

LOW:                                               13.8%      15.5%

HIGH:                                              44.1%      89.5%



(a) Defined as Equity Purchase Price plus debt less cash and equivalents.

PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                  SELECTED MERGER AND ACQUISITION TRANSACTIONS
-------------------------------------------------------------------------------
                  (dollars in thousands, except per share data)


                                                  Equity                                          Aggregate
Date    Target Company                            Purchase        Total                           Purchase
Ann.    Acquiror                                  Price           Debt            Cash            Price (a)
Sep-96  Aequitron Medical, Inc.                    $59,746          $2,288         $3,143           $58,891
           Nellcor Puritan Bennett, Inc.

Aug-96  Ivac Medical Systems, Inc.                $400,000           NA             NA             $400,000
           Advanced Medical, Inc.

Dec-95  Amsco International, Inc.                 $669,124        $102,616        $90,800          $680,940
           STERIS Corp.

Jul-95  Arjo AB                                   $325,000           NA              NA            $325,000
           Getinge Industrier

Jun-95  Bird Medical Technologies, Inc.            $61,692         $15,886           $580           $76,998
           Thermo Electron Corporation

May-95  Puritan-Bennett Corporation               $464,640         $82,806         $1,162          $546,284
           Nellcor, Inc.

Jul-94  Kendall International, Inc.             $1,414,530        $222,709        $13,921        $1,623,318
           Tyco International Ltd.

Apr-94  Corometrics Medical Systems, Inc.          $73,600          $9,923           $572           $82,951
           Marquette Electronics, Inc.

-----------------------------------------------------------------------------------------------------------

                                MEAN:             $433,542          $72,705       $18,363          $474,298
                                MEDIAN:           $362,500          $49,346        $2,153          $362,500
-----------------------------------------------------------------------------------------------------------
                                LOW:               $59,746           $2,288          $572           $58,891
                                HIGH:           $1,414,530         $222,709       $90,800        $1,623,318
-----------------------------------------------------------------------------------------------------------



                                                                   Trailing
                                                ----------------------------------------------
Date    Target Company                                        Cash       Oper.         Net             Forward    Book
Ann.    Acquiror                                  Revenues    Flow       Income        Income          Income     Value
Sep-96  Aequitron Medical, Inc.                   $ 38,478    $ 4,954    $ 3,750       $ 2,411         $ 3,002     $ 16,419
           Nellcor Puritan Bennett, Inc.

Aug-96  Ivac Medical Systems, Inc.                $225,600    $41,200        NA         $8,400            NA        NA
           Advanced Medical, Inc.

Dec-95  Amsco International, Inc.                 $464,624    $77,051    $60,462       $28,731            NA       $216,639
           STERIS Corp.

Jul-95  Arjo AB                                   $224,109      NA       $28,707       $17,126            NA        NA
           Getinge Industrier

Jun-95  Bird Medical Technologies, Inc.            $52,095     $5,726     $3,605        $1,539          $2,395      $18,980
           Thermo Electron Corporation

May-95  Puritan-Bennett Corporation               $340,111    $42,911    $27,383       $15,793         $23,808     $124,172
           Nellcor, Inc.

Jul-94  Kendall International, Inc.               $813,551   $174,436   $135,541       $64,629         $67,235     $287,967
           Tyco International Ltd.

Apr-94  Corometrics Medical Systems, Inc.          $93,584     $6,783     $4,884        $3,519            NA        $67,845
           Marquette Electronics, Inc.

---------------------------------------------------------------------------------------------------------------------------

                                MEAN:             $281,519    $50,437    $37,762       $17,768         $24,110     $122,004
                                MEDIAN:           $224,854    $41,200    $27,383       $12,096         $13,405      $96,009
----------------------------------------------------------------------------------------------------------------------------
                                LOW:               $38,478     $4,954     $3,605        $1,539          $2,395      $16,419
                                HIGH:             $813,551   $174,436   $135,541       $64,629         $67,235     $287,967
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
(a) Defined as Equity Purchase Price plus debt less cash and equivalents.




PROJECT ROYALTY                                          [LOGO]   BT Alex. Brown
                                                                  Incorporated

                  SELECTED MERGER AND ACQUISITION TRANSACTIONS
-------------------------------------------------------------------------------
                  (dollars in thousands, except per share data)



                                                Equity          Aggregate                   Margins
Date    Target Company                          Purchase        Purchase        -----------------------------------
Ann.    Acquiror                                Price           Price(a)        Cash Flow       Operating       Net
Sep-96  Aequitron Medical, Inc.                    $59,746         $58,891       12.9%            9.7%          6.3%
           Nellcor Puritan Bennett, Inc.

Aug-96  Ivac Medical Systems, Inc.                $400,000        $400,000       18.3%            NA            3.7%
           Advanced Medical, Inc.

Dec-95  Amsco International, Inc.                 $669,124        $680,940       16.6%           13.0%          6.2%
           STERIS Corp.

Jul-95  Arjo AB                                   $325,000        $325,000        0.0%           12.8%          7.6%
           Getinge Industrier

Jun-95  Bird Medical Technologies, Inc.            $61,692         $76,998       11.0%            6.9%          3.0%
           Thermo Electron Corporation

May-95  Puritan-Bennett Corporation               $464,640        $546,284       12.6%            8.1%          4.6%
           Nellcor, Inc.

Jul-94  Kendall International, Inc.             $1,414,530      $1,623,318       21.4%           16.7%          7.9%
           Tyco International Ltd.

Apr-94  Corometrics Medical Systems, Inc.          $73,600         $82,951        7.2%            5.2%          3.8%
           Marquette Electronics, Inc.

                                 MEAN:            $433,542        $474,298       14.3%           10.3%          5.4%
                                 MEDIAN:          $362,500        $362,500       12.9%            9.7%          5.4%
----------------------------------------------------------------------------------------------------------------------
                                 LOW:              $59,746         $58,891        7.2%            5.2%          3.0%
                                 HIGH:          $1,414,530      $1,623,318       21.4%           16.7%          7.9%


                                                   Historical Growth
Date    Target Company                          -----------------------         Percentage      Accounting
Ann     Acquiror                                Revenue         Earnings        Cash            Method
Sep-96  Aequitron Medical, Inc.                  24.9%            29.8%            0.0%         Pooling
           Nellcor Puritan Bennett, Inc.

Aug-96  Ivac Medical Systems, Inc.                 NA              NA            100.0%         Purchase
           Advanced Medical, Inc.

Dec-95  Amsco International, Inc.               -1.4%            -30.2%            0.0%         Purchase
           STERIS Corp.

Jul-95  Arjo AB                                  7.7%             -5.3%             NA          Pooling
           Getinge Industrier

Jun-95  Bird Medical Technologies, Inc.          2.5%             29.7%            0.0%         Pooling
           Thermo Electron Corporation

May-95  Puritan-Bennett Corporation              5.8%             -5.6%            0.0%         Pooling
           Nellcor, Inc.

Jul-94  Kendall International, Inc.              2.5%               NA             0.0%         Pooling
           Tyco International Ltd.

Apr-94  Corometrics Medical Systems, Inc.       -1.5%            -30.9%          100.0%         Purchase
           Marquette Electronics, Inc.



                                 MEAN:           5.8%             -2.1%
                                 MEDIAN:         2.5%             -5.4%
-----------------------------------------------------------------------
                                 LOW:           -1.5%            -30.9%
                                 HIGH:          24.9%             29.8%



------------------------------------------------------------------------
(a)Defined as Equity Purchase Price plus debt less cash and equivalent.


PROJECT ROYALTY                                            BT Alex. Brown
                                                           Incorporated

                       RECENT FINANCIAL BUYER TRANSACTIONS


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                 SUMMARY OF RECENT FINANCIAL BUYER TRANSACTIONS
                           IN THE HEALTH CARE INDUSTRY


                                           SELECTED FINANCIAL BUYER TRANSACTIONS
                                                 IN THE HEALTH CARE INDUSTRY
                              KING         ------------------------------------
                           TRANSACTION
                            MULTIPLES        MEAN                RANGE
                           -----------     --------    -------------------------
LTM REVENUES                   2.8 x         2.0 x       0.7 x     -       4.3 x
LTM EBITDA                     9.9 x        10.0 x       8.6 x     -      10.9 x
LTM FREE CASH FLOW            15.2 x        16.2 x      15.9 x     -      16.4 x
LTM EBIT                      13.3 x        13.7 x      12.2 x     -      16.2 x
LTM NET INCOME                22.0 x        24.1 x      19.4 x     -      28.8 x
                           -----------     --------    --------   ---    -------

--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                 SUMMARY OF RECENT FINANCIAL BUYER TRANSACTIONS
                           IN THE HEALTH CARE INDUSTRY
                  (dollars in millions, except per share data)

                                                                                                         Equity Purchase
                                                      Enterprise Purchase Price Multiples of LTM        Price Multiples of
  Date               Target Company                   -------------------------------------------     ----------------------
Announced               Acquiror                      Revenue    EBITDA    Free Cash Flow    EBIT     Net Income  Book Value
---------            --------------                   -------    ------    --------------    ----     ----------  ----------
08/07/97      Fisher Scientific International, Inc.    0.7 x      9.6 x        16.4 x       13.8 x      25.5 x       2.8 x
                 Thomas H. Lee Company
05/08/97      Living Centers of America, Inc.          1.0 x      8.6 x        15.9 x       12.4 x      19.4 x       2.3 x
                 Apollo Management, L.P.
06/10/96      Community Health Systems, Inc.           2.2 x     10.9 x        16.4 x       16.2 x      28.8 x       4.3 x
                 Forstmann Little & Co.
12/08/95      Transition Systems, Inc.                 4.3 x     10.6 x          NA         12.2 x      22.7 x       7.9 x
                 Warburg Pincus Ventures, L.P.


                                                         Premium to Market Price
  Date               Target Company                      ------------------------
Announced               Acquiror                         Day Prior   30 Day Prior
---------            --------------                      ---------   ------------
08/07/97      Fisher Scientific International, Inc.         0.2%        10.9%
                 Thomas H. Lee Company
05/08/97      Living Centers of America, Inc.               9.8%        13.3%
                 Apollo Management, L.P.
06/10/96      Community Health Systems, Inc.               19.9%        18.9%
                 Forstmann Little & Co.
12/08/95      Transition Systems, Inc.                       NA           NA
                 Warburg Pincus Ventures, L.P.

Mean:         2.0 x    10.0 x    16.2 x    13.7 x    24.1 x    4.3 x    10.0%    14.3%
Median:       1.6 x    10.1 x    16.2 x    13.1 x    24.1 x    3.6 x     5.0%    12.1%
High:         4.3 x    10.9 x    16.4 x    16.2 x    28.8 x    7.9 x    19.9%    18.9%
Low:          0.7 x     8.6 x    15.9 x    12.2 x    19.4 x    2.3 x     0.2%    10.9%


--------------------------------------------------------------------------------
PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                          DISCOUNTED CASH FLOW ANALYSIS









PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                SUMMARY VALUATION DISCOUNTED CASH FLOW ANALYSIS



                                Per Share
                            Valuation Range (a)
                           ---------------------
      Case One              $22.00  --  $30.00
      Case Two              $17.00  --  $23.00



 (a) Assumes a 14.0-22.0% discount rate and a terminal value multiple range of 8.0x-10.0x EBITDA, rounded to nearest dollar.

PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                        SUMMARY OF FINANCIAL PROJECTIONS



                              CAGR             CAGR 1997E - 2001E
                         1994A - 1996A        Case One    Case Two
                         -------------        --------    --------
Revenues                     10.2%             15.2%       10.0%

EBITDA                       10.3%             24.3%       11.9%

EBIT                         19.7%             27.8%       12.0%


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                       SUMMARY OF PROJECTIONS - REVENUES


                                    [graph]


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                         SUMMARY OF PROJECTIONS - EBITDA


                                    [graph]



PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                    DISCOUNTED CASH FLOW ANALYSIS - CASE ONE


                  (dollars in thousands, except per share data)

Fiscal Year Ended December 31,                        1996       1997E (a)    1998E (a)    1999E (a)    2000E (a)    2001E (a)
------------------------------                      --------     --------     --------     --------     --------     --------
Revenue                                             $269,881     $311,902     $361,398     $425,568     $492,982     $548,517
  Growth Rate                                           10.9%        15.6%        15.9%        17.8%        15.8%        11.3%

EBITDA                                              $ 77,148     $ 93,321     $113,446     $146,279     $190,147     $222,664
  EBITDA Margin                                         28.6%        29.9%        31.4%        34.4%        38.6%        40.6%

EBIT                                                  55,354       69,678       88,815      119,223      156,561      186,579
  EBIT Margin                                           20.5%        22.3%        24.6%        28.0%        31.8%        34.0%

EBIT After Tax (b)                                    33,212       41,807       53,289       71,534       93,937      111,948

  plus: Depreciation & Amortization                   21,794       23,643       24,631       27,056       33,586       36,085
  less: Use of Non-cash Working Capital (Source)          --        4,918        3,821        9,866       11,537        9,233

    less: Capital Expenditures                        27,783       27,069       29,200       39,395       39,674       33,901
                                                    --------     --------     --------     --------     --------     --------

Unlevered Free Cash Flow                            $ 27,223     $ 33,464     $ 44,899     $ 49,329     $ 76,312     $104,898
                                                    ========     ========     ========     ========     ========     ========


                    PV Cash        PV of Terminal Value as of 9/30/97       Plus:
       Discount    Flows as of   Multiple of 2001 EBITDA ($222.7 million)  Net Cash         Implied Equity Valuation
        Rate        9/30/97        8.0x          9.0x         10.0x       @ 9/30/97       8.0x          9.0x         10.0x
        -------   ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
        18.0%     $  199,152    $  881,849    $  992,080    $1,102,311    $   36,937    $1,117,937    $1,228,168    $1,338,399
        20.0%     $  191,053    $  821,085    $  923,720    $1,026,356    $   36,937    $1,049,074    $1,151,710    $1,254,346
        22.0%     $  183,513    $  765,410    $  861,086    $  956,763    $   36,937    $  985,860    $1,081,536    $1,177,212

       Discount    Implied     Equity Valuation per Share
        Rate        8.0x           9.0x         10.0x
        -----     ---------     ---------     ---------
        18.0%     $   25.08     $   27.47     $   29.86
        20.0%     $   23.58     $   25.81     $   28.04
        22.0%     $   22.21     $   24.28     $   26.36

-------------
(a) KING management estimates.
(b) Assumes a 40% tax rate.

PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                    DISCOUNTED CASH FLOW ANALYSIS - CASE TWO


                  (dollars in thousands, except per share data)

     Fiscal Year Ended December 31,                        1996       1997E(a)     1998E(a)     1999E(a)     2000E(a)     2001E(a)
     ------------------------------                      --------     --------     --------     --------     --------     --------
     Revenue                                             $269,881     $311,902     $342,991     $377,268     $414,847     $455,931
       Growth Rate                                          10.9%         15.6%        10.0%        10.0%        10.0%         9.9%

     EBITDA                                              $ 77,148     $ 93,321     $100,166     $113,418     $134,778     $146,408
       EBITDA Margin                                         28.6%        29.9%        29.2%        30.1%        32.5%        32.1%

     EBIT                                                  55,354       69,678       76,247       87,870       99,817      110,500
       EBIT Margin                                          20.5%        22.3%         22.2%        23.3%        24.1%        24.2%

     EBIT After Tax (b)                                    33,212       41,807       45,748       52,722       59,890       66,300

       plus: Depreciation & Amortization                   21,794       23,643       23,919       25,548       34,960       35,909
       less: Use of Non-cash Working Capital (Source)          --        4,918          327        4,188        5,473        5,496

       less: Capital Expenditures                          27,783       27,069       29,200       38,331       38,284       39,382
                                                         --------     --------     --------     --------     --------     --------

     Unlevered Free Cash Flow                            $ 27,223     $ 33,464     $ 40,140     $ 35,751     $ 51,094     $ 57,331
                                                         ========     ========     ========     ========     ========     ========



                 PV Cash        PV of Terminal Value as of 9/30/97       Plus:
      Discount  Flows as of  Multiple of 2001 EBITDA ($146.4 million)   Net Cash           Implied Equity Valuation
        Rate     9/30/97       8.0x          9.0x          10.0x       @ 9/30/97       8.0x          9.0x         10.0x
      ------  ------------  ----------    ----------    ----------    ----------    ----------    ----------    ----------
       14.0%  $  158,852    $  669,205    $  752,855    $  836,506    $   36,937    $  864,994    $  948,644    $1,032,295
       16.0%  $  152,741    $  621,287    $  698,948    $  776,609    $   36,937    $  810,965    $  888,626    $  966,287
       18.0%  $  147,053    $  577,533    $  649,725    $  721,917    $   36,937    $  761,524    $  833,715    $  905,907


      Discount             Implied Equity Valuation per Share
       Rate               8.0x            9.0x           10.0x
       ----               ----            ----           -----
       14.0%             $19.58          $21.40          $23.21
       16.0%             $18.41          $20.09          $21.78
       18.0%             $17.33          $18.90          $20.47

(a)      Adjusted KING management estimates.

(b)      Assumes a 40% tax rate.



PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                         PRO FORMA FINANCIAL STATEMENTS




PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                       PRO FORMA BALANCE SHEET ADJUSTMENTS

                  (dollars in thousands, except per share data)

                                                                       ADJUSTMENTS
                                                                       -----------
                                               09/30/97     RECAPITALIZATION  DEBT RECLASS  PRO FORMA
                                               --------     ----------------  ------------  ---------
ASSETS
     Cash and Cash Equivalents                  $  37,630       ($ 23,000)                  $  14,630
     PP&E, Net                                     74,303                                      74,303
     Intangibles                                   27,370                                      27,370
     New Goodwill and Financing Costs                              11,458                      11,458
     Other Non-Current Assets                      33,977               0                      33,977
                                                ---------       ---------        ----       ---------

     Total Assets                               $ 281,386       ($ 11,542)                  $ 269,844
                                                =========       =========        ====       =========

LIABILITIES
     Accounts Payable and Accrued Expense          38,334                                      38,334
     Current Portion of L-T Debt                        0               0         449             449
     Revolver                                           0          18,841           0          18,841
     Existing Long-Term Debt                            0               0           0               0
     New Long-Term Debt                                 0         500,000        (449)        499,551
     Other Non-Current Liabilities                    534               0           0             534

SHAREHOLDERS' EQUITY                            $ 230,274       ($530,384)                  ($300,110)
                                                ---------       ---------        ----       ---------
     TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                       $ 281,386       ($ 11,542)                  $ 269,844
                                                =========       =========        ====       =========



PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

KING PRO FORMA INCOME STATEMENT PROJECTIONS - CASE ONE

                  (dollars in thousands, except per share data)

                                                                      FISCAL YEAR ENDED DECEMBER 31,
                  DECEMBER 31,    LTM AS OF     -------------------------------------------------------------------------- 1997-2001
                     1996         09/30/97         1997E           1998E           1999E           2000E           2001E       CAGR
                     ----         --------         -----           -----           -----           -----           -----       ----
REVENUES          $  269,881      $294,489      $  311,902      $  361,398      $  425,568      $  492,982      $  548,517     15.2%
EBITDA                77,148        85,964          93,321         113,446         146,279         190,147         222,664     24.3%
EBIT                  55,354        63,394          69,340          87,458         117,866         155,204         185,222     27.8%
NET INCOME        $   38,987      $ 43,669      $   35,432      $   28,091      $   47,332      $   71,480      $   92,626     27.2%
                  ==========      ========      ==========      ==========      ==========      ==========      ==========

MARGINS:
   EBITDA               28.6%        29.2%            29.9%           31.4%           34.4%           38.6%           40.6%
   EBIT                 20.5%        21.5%            22.2%           24.2%           27.7%           31.5%           33.8%
   Net Income           14.4%        14.8%            11.4%            7.8%           11.1%           14.5%           16.9%

GROWTH RATES:
   Revenue              10.9%          --             15.6%           15.9%           17.8%           15.8%           11.3%
   EBITDA               15.9%          --             21.0%           21.6%           28.9%           30.0%           17.1%
   EBIT                 26.4%          --             25.3%           26.1%           34.8%           31.7%           19.3%
   Net Income           37.1%          --             -9.1%          -20.7%           68.5%           51.0%           29.6%

PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

             KING PRO FORMA BALANCE SHEET PROJECTIONS - CASE ONE

                  (dollars in thousands, except per share data)

                                                                                   FISCAL YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,  PRO FORMA  -------------------------------------------------------------
                                              1996(a)     09/30/97      1997E        1998E        1999E        2000E        2001E
                                              -------     --------      -----        -----        -----        -----        -----
ASSETS
     Cash & Cash Equivalents                 $  59,045   $  14,630    $  10,000    $  10,000    $  10,000    $  10,000    $  10,000
     Total Current Assets                      144,188     122,736      106,236      115,176      130,725      147,346      160,918
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
     Total Assets                            $ 253,393   $ 269,844    $ 248,132    $ 261,674    $ 289,652    $ 312,506    $ 324,102
                                             =========   =========    =========    =========    =========    =========    =========
LIABILITIES
     Total Current Liabilities                  36,854      60,352       46,574       58,943       74,371       66,118       73,629
     Total Debt                                      0     518,841      478,351      458,559      433,394      379,554      294,051
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
SHAREHOLDERS' EQUITY                         $ 211,078   ($300,110)   ($278,830)   ($250,739)   ($203,407)   ($131,927)   ($ 39,300)
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 253,393   $ 269,844    $ 248,132    $ 261,674    $ 289,652    $ 312,506    $ 324,102
                                             =========   =========    =========    =========    =========    =========    =========

CAPITAL EXPENDITURES                            27,783          NA       27,069       29,200       39,395       39,674       33,901

COVERAGE AND LEVERAGE RATIOS
     EBITDA / Interest                              NM         1.9X         2.1x         2.8x         3.7x         5.2x         7.2x
     (EBITDA - Cap Ex) / Interest                   NM          NA          1.5x         2.1x         2.7x         4.1x         6.1x

     Total Debt / EBITDA                           0.0X        6.0x         5.1x         4.0x         3.0x         2.0x         1.3x
     Total Debt / (EBITDA - Cap Ex)                0.0X         NA          7.2x         5.4x         4.1x         2.5x         1.6x

----------
(a) Actual, not pro forma for the transaction.

PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

             KING PRO FORMA INCOME STATEMENT PROJECTIONS - CASE TWO


                  (dollars in thousands, except per share data)

                                                               FISCAL YEAR ENDED DECEMBER 31,
                DECEMBER 31,    LTM AS OF    ----------------------------------------------------------------------      1997-2001
                    1996         09/30/97       1997E          1998E          1999E          2000E          2001E          CAGR
                ------------    ----------   ----------     ----------     ----------     ----------     ----------     ----------
REVENUES         $  269,881     $  294,489   $  311,902     $  342,991     $  377,268     $  414,847     $  455,931           10.0%

EBITDA               77,148         85,964       93,321        100,166        113,418        134,778        146,408           11.9%

EBIT                 55,354         63,394       69,340         74,890         86,513         98,460        109,142           12.0%

NET INCOME       $   38,987     $   43,669   $   35,432     $   20,443     $   27,994     $   36,010     $   43,789            5.4%
                 ==========     ==========   ==========     ==========     ==========     ==========     ==========

MARGINS:
   EBITDA              28.6%          29.2%        29.9%          29.2%          30.1%          32.5%          32.1%
   EBIT                20.5%          21.5%        22.2%          21.8%          22.9%          23.7%          23.9%
   Net Income          14.4%          14.8%        11.4%           6.0%           7.4%           8.7%           9.6%

GROWTH RATES:
   Revenue             10.9%            --         15.6%          10.0%          10.0%          10.0%           9.9%
   EBITDA              15.9%            --         21.0%           7.3%          13.2%          18.8%           8.6%
   EBIT                26.4%            --         25.3%           8.0%          15.5%          13.8%          10.8%
   Net Income          37.1%            --         -9.1%         -42.3%          36.9%          28.6%          21.6%








PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

         KING PRO FORMA BALANCE SHEET PROJECTIONS - CASE TWO

          (dollars in thousands, except per share data)


                                                 DECEMBER 3l,
                                                   1996(a)      09/30/97
                                                 ------------  ---------
ASSETS
   Cash & Cash Equivalents                        $  59,045    $  14,630
   Total Current Assets                             144,188      122,736
                                                  ---------    ---------
   Total Assets                                   $ 253,393    $ 269,844
                                                  =========    =========

LIABILITIES
   Total Current Liabilities                         36,854       60,352
   Total Debt                                             0      518,841
                                                  ---------    ---------
SHAREHOLDERS' EQUITY                              $ 211,078    ($300,110)
                                                  ---------    ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $ 253,393    $ 269,844
                                                  =========    =========
CAPITAL EXPENDITURES                                 27,783           NA

COVERAGE AND LEVERAGE RATIOS
   EBITDA / Interest                                     NM          1.9x
   (EBITDA - Cap Ex) / Interest                          NM           NA

   Total Debt / EBITDA                                  0.0x         6.0x
   Total Debt / (EBITDA - CapEx)                        0.0x          NA


                                                                   FISCAL YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------
                                                   1997E         1998E         1999E         2000E         2001E
                                                 ---------     ---------     ---------     ---------     ---------
ASSETS
   Cash & Cash Equivalents                       $  10,000     $  10,000     $  10,000     $  10,000     $  10,000
   Total Current Assets                            106,236       110,722       118,768       128,593       139,231
                                                 ---------     ---------     ---------     ---------     ---------
   Total Assets                                  $ 248,132     $ 257,933     $ 278,850     $ 292,145     $ 306,463
                                                 =========     =========     =========     =========     =========
LIABILITIES
   Total Current Liabilities
   Total Debt                                       46,574        57,983        71,586        87,198        78,040
                                                   478,351       463,425       452,364       425,166       390,419
SHAREHOLDERS' EQUITY                             ---------     ---------     ---------     ---------     ---------
                                                 ($278,830)    ($258,387)    ($230,393)    ($194,383)    ($150,594)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       ---------     ---------     ---------     ---------     ---------
                                                 $ 248,132     $ 257,933     $ 278,850     $ 292,145     $ 306,463
CAPITAL EXPENDITURES                             =========     =========     =========     =========     =========
                                                    27,069        29,200        38,331        38,284        39,382
COVERAGE AND LEVERAGE RATIOS
   EBITDA / Interest                                   2.1x          2.4x          2.8x          3.5x          4.0x
   (EBITDA - Cap Ex) / Interest                        1.5x          1.7x          1.9x          2.5x          2.9x

   Total Debt / EBITDA                                 5.1x          4.6x          4.0x          3.2x          2.7x
   Total Debt / (EBITDA - CapEx)                       7.2x          6.5x          6.0x          4.4x          3.6x

(a) Actual, not pro forma for the transaction.


PROJECT ROYALTY                                        [LOGO] BT Alex. Brown
                                                              Incorporated

                            PR0 FORMA COVERAGE RATIOS


CASE ONE:

                                                                      FISCAL YEAR ENDED DECEMBER 31,
                           DECEMBER 31,    LTM AS OF    ----------------------------------------------------------
                             1996(a)      09/30/97(a)   1997E(a)      1998E         1999E       2000E        2001E
                           ------------   -----------   --------      -----         -----       -----        -----
     EBITDA/INTEREST
        100%                  1.7x           1.9x         2.1x         2.8x          3.7x        5.2x         7.2x
        90%                   1.6x           1.7x         1.9x         2.5x          3.4x        4.7x         6.4x
        80%                   1.4x           1.5x         1.7x         2.2x          3.0x        4.2x         5.7x
        70%                   1.2x           1.3x         1.5x         1.9x          2.6x        3.7x         5.0x
        60%                   1.0x           1.2x         1.3x         1.7x          2.2x        3.1x         4.3x
        50%                   0.9x           1.0x         1.0x         1.4x          1.9x        2.6x         3.6x

CASE TWO:

                                                                       FISCAL YEAR ENDED DECEMBER 31,
                           DECEMBER 31,    LTM AS OF    ----------------------------------------------------------
                             1996(a)      09/30/97(a)   1997E(a)      1998E         1999E       2000E        2001E
                           ------------   -----------   --------      -----         -----       -----         ----
     EBITDA/INTEREST
        100%                  1.7x           1.9x         2.1x         2.4x          2.8x        3.5x         4.0x
        90%                   1.6x           1.7x         1.9x         2.2x          2.5x        3.1x         3.6x
        80%                   1.4x           1.5x         1.7x         2.0x          2.3x        2.8x         3.2x
        70%                   1.2x           1.3x         1.5x         1.7x          2.0x        2.4x         2.8x
        60%                   1.0x           1.2x         1.3x         1.5x          1.7x        2.1x         2.4x
        50%                   0.9x           1.0x         1.0x         1.2x          1.4x        1.7x         2.0x

(a) Assumes interest on $518 million of debt.

PROJECT ROYALTY                                           [LOGO] BT Alex. Brown
                                                                 Incorporated

                                    APPENDIX








PROJECT ROYALTY                                          [LOGO] BT Alex. Brown
                                                                Incorporated

                             PREMIUMS PAID ANALYSIS








PROJECT ROYALTY                                          [LOGO] BT Alex. Brown
                                                                Incorporated

                                  PREMIUMS PAID


                                                                                                Premium to Market
                                                                                  Value of     -------------------
   Date                                                                         Transaction    One Day  Thirty Day
 Announced               Target Name                     Acquiror Name         (in millions)    Prior      Prior
 ---------    -------------------------------    ---------------------------   -------------   -------  ----------
  03/02/95    Abbey Healthcare Group Inc         Homedco Group Inc               $  750.3       118.5%    118.5%
  03/30/95    Circa Pharmaceuticals Inc          Watson Pharmaceuticals Inc      $  621.1        57.5%     66.9%
  04/20/95    Bruno's Inc                        Kohlberg Kravis Roberts & Co    $1,160.7        28.9%     33.3%
  07/17/95    Automotive Industries Holding      Lear Seating Corp               $  613.1         3.9%     45.7%
  07/27/95    Chipcom Corp                       3Com Corp                       $  680.9        34.7%     66.1%
  08/10/95    Emphesys Financial Group Inc       Humana Inc                      $  642.8        13.6%      1.4%
  08/24/95    Comdata Holdings Corp              Ceridian Corp                   $  845.3        20.2%     35.5%
  09/20/95    Conner Peripherals Inc             Seagate Technology Inc          $1,164.6        23.7%     56.1%
  09/25/95    National Gypsum Co (Delcor)        CD Spangler                     $1,134.9         0.0%      0.9%
  11/10/95    IES Industries Inc                 WPL Holdings Inc                $1,120.7        40.9%     44.9%
  11/13/95    Vigoro Corp                        IMC Global Inc                  $1,187.8        31.9%     34.2%
  12/11/95    Maybelline Inc                     L'Oreal SA (Gesparal)           $  785.7        41.9%     93.4%
  12/14/95    Alantec Corp                       FORE Systems Inc                $  779.1        20.6%     44.9%
  12/18/95    AMSCO International                Steris Corp                     $  673.1         7.5%     15.7%
  12/18/95    Cobra Golf Inc                     American Brands Inc             $  670.4        30.3%     32.7%
  01/31/96    Tivoli Systems Inc                 IBM Corp                        $  709.8        25.8%     41.8%
  02/07/96    Pyxis Corp                         Cardinal Health Inc             $  907.3        53.3%     66.5%
  02/13/96    Citicasters (American Finl Grp)    Jacor Communications Inc        $  767.6         9.3%     28.3%
  02/14/96    Helene Curtis Industries Inc       Unilever NV                     $  737.4        18.6%     71.8%
  02/16/96    Circle K Corp                      Tosco Corp                      $  983.0        45.8%     68.8%
  02/16/96    Forum Group Inc                    Marriott International Inc      $  622.3         4.0%     44.4%
  02/20/96    Davidson & Associates Inc          CUC International Inc           $1,145.0        72.3%     67.8%
  02/20/96    Sierra On-Line Inc                 CUC International Inc           $  911.0        69.3%     90.4%
  02/23/96    Cray Research Inc                  Silicon Graphics Inc            $  770.0        18.8%     20.6%
  03/18/96    Athena Neurosciences Inc           Elan Corp PLC                   $  601.3        20.7%     40.4%
  03/29/96    MediSense Inc                      Abbott Laboratories             $  821.6        48.8%     39.0%
  04/15/96    Enserch Exploration Inc            Shareholders                    $  835.8       -22.0%    -19.0%
  04/25/96    Sterling Chemicals Inc             Investor Group                  $  798.4        29.7%     47.7%
  06/06/96    Atria Software Inc                 Pure Software Inc               $  944.4        -2.8%      8.9%
  06/11/96    Community Health Systems Inc       Forstmann Little & Co           $1,080.0        20.2%     18.9%
  06/26/96    Kemet Corp                         Vishay Intertechnology Inc      $  854.2        30.4%     -1.1%

Source: Securities Data Company, as of 09/30/97.

Note: Includes non-financial company merger and acquisition transactions between $600 million and $1.2 billion.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                                  PREMIUMS PAID

                                                                                                Premium to Market
                                                                                 Value of      -------------------
  Date                                                                         Transaction     One Day  Thirty Day
Announced    Target Name                               Acquiror Name          (in millions)     Prior      Prior
---------    -----------                       -----------------------------  -------------    -------  ----------
07/01/96     Renaissance Commun Corp           Tribune Co                       $1,094.4        11.6%      20.5%
07/19/96     Rexene Corp                       Huntsman Corp                    $  606.8        75.3%      56.1%
08/05/96     EZ Communications Inc             American Radio Systems Corp      $  687.3        45.5%      89.2%
08/12/96     Atlantic Energy (AmeriGas)        Delmarva Power & Light           $  951.1         5.3%       3.1%
08/26/96     Career Horizons Inc               AccuStaff Inc                    $1,010.3        34.4%      64.0%
08/28/96     Red Lions Hotels (Red Lion Inn)   Doubletree Corp                  $1,174.1        28.6%      31.4%
09/23/96     Diamond Shamrock Inc              Ultramar Corp                    $  860.9        -3.9%       5.7%
10/29/96     Carter-Wallace Inc                Investor                         $  927.8        68.4%      60.0%
11/18/96     Tyco Toys Inc                     Mattel Inc                       $  737.4        73.7%      94.5%
01/07/97     American Medical Response Inc     MedTrans Inc (Laidlaw Inc)       $1,011.1        21.2%      36.8%
01/15/97     Value Health Inc                  Columbia/HCA Healthcare Corp     $1,132.3         1.2%       0.0%
02/18/97     Chancellor Broadcasting Co        Evergreen Media Corp             $  669.4         1.8%      13.4%
02/26/97     Petrolite Corp                    Baker Hughes Inc                 $  710.9        62.7%      78.1%
02/27/97     Production Operators Corp         Camco International Inc          $  609.6        22.9%      15.9%
03/25/97     Foodbrands America Inc            IBP Inc                          $  657.5        47.4%      61.4%
04/07/97     Mesa Inc                          Parker & Parsley Petroleum Co    $  938.7       -24.3%     -27.5%
04/07/97     Pure Atria Corp                   Rational Software Corp           $  958.4        18.5%      23.8%
04/14/97     APL Ltd                           Neptune Orient Lines Ltd         $  878.5        55.8%      42.6%
04/14/97     Wyndham Hotel Corp                Patriot American Hospitality     $  773.1        48.0%      48.9%
04/15/97     Total Petroleum (North Amer) Ltd  Ultramar Diamond Shamrock        $  823.7        -1.8%       0.7%
04/21/97     Goulds Pumps Inc                  ITT Industries Inc               $  922.1        61.7%      60.9%
04/21/97     National Education Corp           Harcourt General Inc             $  776.1        22.6%      40.0%
05/05/97     DecisionOne Holdings Corp         DLJ Merchant Bkg Partners II     $  831.7        39.4%      49.6%
05/05/97     Logicon Inc                       Northrop Grumman Corp            $1,027.5        75.7%     102.7%
05/06/97     BBN Corp                          GTE Corp                         $  713.8        26.1%      64.5%
05/08/97     Living Centers of America Inc     Apollo Management LP             $1,048.2        17.8%      41.5%
05/23/97     Palmer Wireless Inc               Price Communications Corp        $  870.4        45.1%      64.7%
05/28/97     CommNet Cellular Inc              Blackstone Capital Partners      $  631.2        21.8%      39.8%
05/28/97     Fibreboard Corp                   Owens Corning                    $  631.2        15.8%      49.7%
06/06/97     Telco Communications Group Inc    Excel Communications Inc         $1,046.5        32.9%      26.4%
06/09/97     Prime Service Inc                 Atlas Copco North America Inc    $1,112.0        28.6%      31.3%

Source: Securities Data Company, as of 09/30/97.

Note: Includes non-financial company merger and acquisition transactions between $600 million and $1.2 billion.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                                  PREMIUMS PAID


                                                                                                   Premium to Market
                                                                                     Value of      ------------------
    Date                                                                           Transaction     One Day Thirty Day
  Announced                Target Name                      Acquiror Name         (in millions)     Prior     Prior
  ---------       -----------------------------    ------------------------------ -------------    ------- ----------
   06/20/97       Wheelabrator Technologies Inc    Waste Management Inc              $  774.7        15.4%     18.8%
   07/07/97       RoTech Medical Corp              Integrated Health Services Inc    $  918.9        19.8%     22.2%
   07/28/97       Freeport-McMoRan Inc             IMC Global Inc                    $  790.7        14.4%      5.2%
   07/30/97       Amdahl Corp                      Fujitsu Ltd                       $  924.8         5.0%     25.6%
   08/07/97       Fisher Scientific Intl Inc       Investor Group                    $1,021.6        -4.7%      6.0%
   08/21/97       Boston Technology Inc            Comverse Technology Inc           $  873.9        -0.3%     10.4%
   09/03/97       Hudson Foods Inc                 Tyson Foods Inc                   $  648.4        27.2%     29.6%
   09/05/97       Medic Computer Systems Inc       Misys PLC                         $  915.8         7.7%     25.0%
   09/08/97       CompuServe Inc (H&R Block)       WorldCom Inc                      $1,185.9         1.4%      8.4%
   09/11/97       Fieldcrest Cannon Inc            Pillowtex Corp                    $  768.2         1.5%     31.7%


                                                   Mean:                             $  860.6        27.6%     38.9%
                                                   Median:                           $  822.7        20.9%     34.9%
                                                   High:                             $1,187.8       118.5%    118.5%
                                                   Low:                              $  601.3       -24.3%    -27.5%

Source: Securities Data Company, as of 09/30/97.

Note: Includes non-financial company merger and acquisition transactions between $600 million and $1.2 billion.


PROJECT ROYALTY                                            [LOGO] BT Alex. Brown
                                                                  Incorporated

                         Date      Stock Price
                         11/l/94           6
                         11/2/94        5.75
                         11/3/94        5.75
                         11/4/94       5.563
                         11/7/94       5.625
                         11/8/94       5.938
                         11/9/94           6
                        11/10/94        5.75
                        11/11/94        5.75
                        11/14/94       5.938
                        11/15/94       5.875
                        11/16/94       5.688
                        11/17/94       5.719
                        11/18/94         5.5
                        11/21/94         5.5
                        11/22/94       5.625
                        11/23/94         5.5
                        11/24/94         5.5
                        11/25/94       5.375
                        11/28/94        5.75
                        11/29/94           6
                        11/30/94        5.75
                         12/1/94       5.813
                         12/2/94        6.75
                         12/5/94       5.688
                         12/6/94         5.5
                         12/7/94       5.531
                         12/8/94       5.438
                         12/9/94       5.438
                        12/12/94       5.375
                        12/13/94        5.75
                        12/14/94         5.5
                        12/15/94        5.75
                        12/16/94        5.75
                        12/19/94       5.625
                        12/20/94        5.75
                        12/21/94        5.75
                        12/22/94        6.25
                        12/23/94       6.625
                        12/26/94       6.625
                        12/27/94       6.875
                        12/28/94       6.875
                        12/29/94       6.875
                        12/30/94       6.875
                          1/2/95       6.875
                          1/3/95       6.563
                          1/4/95       6.688
                          1/5/95       6.75

                           1/6/95      6.625
                           1/9/95      6.938
                          1/10/95      6.875
                          1/11/95      7.125
                          1/12/95      6.875
                          1/13/95      6.875
                          1/16/95          7
                          1/17/95       6.75
                          1/18/95          7
                          1/19/95       6.75
                          1/20/95          7
                          1/23/95      6.938
                          1/24/95      7.313
                          1/25/95      7.188
                          1/26/95      6.938
                          1/27/95      7.125
                          1/30/95       7.25
                          1/31/95      7.125
                           2/1/95      7.125
                           2/2/95          7
                           2/3/95      6.875
                           2/6/95          7
                           2/7/95      7.063
                           2/8/95      7.063
                           2/9/95      7.375
                          2/10/95       7.25
                          2/13/95        7.5
                          2/14/95      7.375
                          2/15/95       8.25
                          2/16/95      8.125
                          2/17/95      7.625
                          2/20/95      7.625
                          2/21/95       7.75
                          2/22/95      7.625
                          2/23/95          8
                          2/24/95       7.75
                          2/27/95       7.75
                          2/28/95       7.75
                           3/1/95       7.75
                           3/2/95      7.375
                           3/3/95        7.5
                           3/6/95        7.5
                           3/7/95        7.5
                           3/8/95        7.5
                           3/9/95        7.5
                          3/10/95        7.5
                          3/13/95      7.375
                          3/14/95      7.375
                          3/15/95      7.375

                          3/16/95      7.625
                          3/17/96        7.5
                          3/20/95      7.375
                          3/21/95      7.375
                          3/22/95        7.5
                          3/23/95       7.25
                          3/24/95       7.25
                          3/27/95        7.5
                          3/28/95          8
                          3/29/95      7.875
                          3/30/95       7.75
                          3/31/95          7
                           4/3/95      7.563
                           4/4/95       7.75
                           4/5/95        7.5
                           4/6/95      7.375
                           4/7/95        7.5
                          4/10/95      7.875
                          4/11/95      8.125
                          4/12/95          8
                          4/13/95      8.125
                          4/14/95      8.125
                          4/17/95      8.125
                          4/18/95      7.875
                          4/19/95       7.75
                          4/20/96      7.875
                          4/21/95       7.75
                          4/24/95       7.75
                          4/25/95       7.75
                          4/26/95        7.5
                          4/27/95        7.5
                          4/28/95        7.5
                           5/1/95      7.625
                           5/2/95        7.5
                           5/3/95        7.5
                           5/4/95      7.375
                           5/5/95      7.625
                           5/8/95        7.5
                           5/9/95      7.375
                          5/10/95      7.375
                          5/11/95      7.375
                          5/12/95      7.375
                          5/15/95       6.75
                          5/16/95      6.813
                          5/17/95       7.25
                          5/18/95          7
                          5/19/95      6.875
                          5/22/95          7
                          5/23/95          7

                         5/24/95      6.875
                         5/25/95       6.75
                         5/26/95          7
                         5/29/95          7
                         5/30/95      7.125
                         5/31/95          7
                          6/1/95      6.875
                          6/2/95          7
                          6/5/95      7.125
                          6/6/95      7.125
                          6/7/95       7.25
                          6/8/95          7
                          6/9/95      6.875
                         6/12/95      6.875
                         6/13/95          7
                         6/14/95      6.876
                         6/15/95      7.125
                         6/16/95      6.875
                         6/19/95       7.25
                         6/20/95          7
                         6/21/95       6.75
                         6/22/95      6.625
                         6/23/95          7
                         6/26/95      6.875
                         6/27/95          7
                         6/28/95      6.875
                         6/29/95          7
                         6/30/95      7.125
                          7/3/95          7
                          7/4/95          7
                          7/5/95       7.25
                          7/6/95       7.25
                          7/7/95        7.5
                         7/10/95      8.125
                         7/11/95          8
                         7/12/95       8.25
                         7/13/95      8.125
                         7/14/95      8.125
                         7/17/95      7.875
                         7/18/95      7.875
                         7/19/95      7.875
                         7/20/95      8.313
                         7/21/95       8.25
                         7/24/95       8.25
                         7/25/95      8.375
                         7/26/95      8.375
                         7/27/95      8.375
                         7/28/95      8.625
                         7/31/95        8.5

                          8/1/95       8.75
                          8/2/95      9.125
                          8/3/95      9.125
                          8/4/95       8.75
                          8/7/95          9
                          8/8/95      8.875
                          8/9/95          9
                         8/10/95          9
                         8/11/95          9
                         8/14/95      9.125
                         8/15/95      9.125
                         8/16/95      9.125
                         8/17/95          9
                         8/18/95      9.063
                         8/21/95      9.125
                         8/22/95      9.063
                         8/23/95      9.125
                         8/24/95      9.125
                         8/25/95       9.25
                         8/28/95          9
                         8/29/95       9.25
                         8/30/95          9
                         8/31/95          9
                          9/1/95          9
                          9/4/95          9
                          9/5/95          9
                          9/6/95       9.25
                          9/7/95          9
                          9/8/95       9.25
                         9/11/95      10.25
                         9/12/95     10.375
                         9/13/95       10.5
                         9/14/95     10.875
                         9/15/95     11.563
                         9/18/95       11.5
                         9/19/95     11.375
                         9/20/95      11.25
                         9/21/95      11.25
                         9/22/95     11.375
                         9/25/95      11.25
                         9/26/95         11
                         9/27/95     10.875
                         9/28/95      11.25
                         9/29/95     11.625
                         1/12/95      11.75
                         10/3/95     11.625
                         10/4/95      11.75
                         10/1/95     11.875
                         10/6/95     11.875

                         10/9/95       11.5
                        10/10/95     11.375
                        10/11/95      11.25
                        10/12/95       11.5
                        10/13/95     11.875
                        10/16/95       12.5
                        10/17/95         13
                        10/18/95     11.625
                        10/19/95     11.125
                        10/20/95      11.25
                        10/23/95     11.125
                        10/24/95     11.125
                        10/25/95      11.25
                        10/26/95     11.125
                        10/27/95     11.375
                        10/30/95     11.125
                        10/31/95     11.125
                         11/1/95         11
                         11/2/95       11.5
                         11/3/96     11.125
                         11/6/95     10.625
                         11/7/95     10.844
                         11/8/95     10.375
                         11/9/95     10.125
                        11/10/95     10.375
                        11/13/95      10.25
                        11/14/95     10.125
                        11/15/95         10
                        11/16/95      10.25
                        11/17/96         11
                        11/20/95     10.875
                        11/21/95       11.5
                        11/22/95     11.375
                        11/23/95     11.375
                        11/24/95       11.5
                        11/27/95       11.5
                        11/28/95     11.375
                        11/20/95       11.5
                        11/30/95     11.375
                         12/1/95     11.188
                         12/4/95     11.375
                         12/5/95         11
                         12/6/95      11.25
                         12/7/95         11
                         12/8/95     11.125
                        12/11/95     11.125
                        12/12/95         11
                        12/13/95     11.125
                        12/14/95     11.313

                        12/15/95      11.25
                        12/18/95      11.25
                        12/19/95     11.375
                        12/20/95      11.75
                        12/21/95     11.875
                        12/22/95     11.875
                        12/25/95     11.875
                        12/26/95     11.875
                        12/27/95     11.875
                        12/28/95     12.125
                        12/29/95         12
                          1/1/96         12
                          1/2/96     12.063
                          1/3/96     11.875
                          1/4/96         12
                          1/5/96     11.875
                          1/8/96     11.625
                          1/9/96         12
                         1/10/96     11.875
                         1/11/96         12
                         1/12/96      11.75
                         1/15/96         12
                         1/16/96         12
                         1/17/96      11.75
                         1/18/96     11.625
                         1/19/96     11.375
                         1/22/96     10.625
                         1/23/96     10.438
                         1/24/96     10.438
                         1/25/96         11
                         1/26/96     11.375
                         1/29/96     11.375
                         1/30/96         12
                         1/31/96     12.375
                          2/1/96      11.75
                          2/2/96         12
                          2/5/96      12.25
                          2/6/96     12.125
                          2/7/96     11.875
                          2/8/96         12
                          2/9/96         12
                         2/12/96         12
                         2/13/96     11.875
                         2/14/96     11.875
                         2/15/96         12
                         2/16/96      12.25
                         2/19/96      12.25
                         2/20/96         12
                         2/21/96     11.875

                          2/22/96     13.188
                          2/23/96     13.375
                          2/26/96     13.875
                          2/27/96      13.75
                          2/28/96     13.875
                          2/29/96     13.625
                           3/1/96     13.125
                           3/4/96         13
                           3/5/96         13
                           3/6/96      13.25
                           3/7/96         13
                           3/8/96      12.75
                          3/11/96       12.5
                          3/12/96      11.75
                          3/13/96     12.125
                          3/14/96     12.063
                          3/15/96     12.375
                          3/18/96     13.625
                          3/19/96     13.875
                          3/20/96      13.75
                          3/21/96      13.25
                          3/22/96     13.375
                          3/25/96      13.75
                          3/26/96     13.625
                          3/27/96     13.625
                          3/26/96     13.438
                          3/29/96     13.375
                           4/1/96      13.25
                           4/2/96      13.25
                           4/3/96      13.25
                           4/4/96     13.125
                           4/5/96     13.125
                           4/8/96      13.25
                           4/9/96     13.125
                          4/10/96       13.5
                          4/11/96       13.5
                          4/12/96     13.625
                          4/15/96     13.875
                          4/16/96     14.125
                          4/17/96     14.375
                          4/18/96      15.75
                          4/19/96     16.625
                          4/22/96     15.625
                          4/23/96         15
                          4/24/96     13.625
                          4/25/96     14.625
                          4/26/96       14.5
                         ########     15.125
                         ########      14.75

                          5/1/96         15
                          5/2/96     15.315
                          5/3/96      15.25
                          5/6/96     15.563
                          5/7/96     15.125
                          5/8/96     15.125
                          5/9/96     16.375
                         5/10/96     15.625
                         5/13/96     15.875
                         5/14/96     16.125
                         5/15/96       16.5
                         5/16/96     16.625
                         5/17/96     17.375
                         5/20/96     17.125
                         5/21/96     16.188
                         5/22/96       16.5
                         5/23/96         16
                         5/24/96         16
                         5/27/96         16
                         5/28/96         17
                         5/29/96     17.188
                         5/30/96         17
                         5/31/96         17
                          6/3/96     16.875
                          6/4/96     16.625
                          6/5/96       16.5
                          6/6/96      17.25
                          6/7/96     16.875
                         6/10/96     16.125
                         6/11/96     15.875
                         6/12/96         16
                         6/13/96     16.375
                         6/14/96     16.375
                         6/17/96      16.75
                         6/18/96      16.25
                         6/19/96         16
                         6/20/96       15.5
                         6/21/96      15.75
                         6/24/96         16
                         6/25/96     16.125
                         6/26/96         16
                         6/27/96     15.875
                         6/28/96       15.5
                          7/1/96     15.625
                          7/2/96     16.063
                          1/3/96         16
                          7/4/96         16
                          7/5/96      15.75
                          7/8/96     15.625

                          7/9/96     15.625
                         7/10/96       15.5
                         7/11/96       15.5
                         7/12/96     15.125
                         7/15/96     14.875
                         7/16/96     14.625
                         7/17/96     14.688
                         7/18/96     14.625
                         7/19/96       13.5
                         7/22/96     13.625
                         7/23/96     13.875
                         7/24/96      14.75
                         7/25/96     15.156
                         7/26/96     14.875
                         7/29/96     14.375
                         7/30/96     13.875
                         7/31/96         14
                          8/1/96      14.25
                          8/2/96     14.125
                          8/5/96     14.438
                          8/6/96     14.125
                          8/7/96     14.125
                          8/8/96         14
                          8/9/96     14.125
                         8/12/96     13.875
                         8/13/96     13.875
                         8/14/96     13.875
                         8/15/96      14.25
                         8/16/96     14.625
                         8/19/96     15.563
                         8/20/96     15.375
                         8/21/96     14.875
                         8/22/96     14.938
                         8/23/96     14.938
                         8/26/96         15
                         8/27/96     14.875
                         8/28/96     14.588
                         8/29/96      14.75
                         8/30/96     14.875
                          9/2/96     14.875
                          9/3/96     14.563
                          9/4/96     14.875
                          9/5/96         15
                          9/6/96     14.625
                         9/10/96      14.75
                         9/10/96       14.5
                         9/11/96     14.875
                         9/13/96         15

                           9/16/96     14.938
                           9/17/96       14.5
                           9/18/96     14.625
                           9/19/96     14.125
                           9/20/96     13.563
                           9/23/96     13.625
                           9/24/96     14.313
                           9/25/96     14.375
                           9/26/96     14.625
                           9/27/96     14.439
                           9/30/96     14.438
                           10/l/96     14.375
                           10/2/96     14.375
                           10/3/96      14.75
                           10/4/96      14.75
                           10/7/96         15
                           10/8/96     14.625
                           10/9/96     14.375
                          10/10/96      14.25
                          10/11/96      14.25
                          10/14/96      14.25
                          10/15/96         14
                          10/16/96     14.063
                          10/17/96     13.875
                          10/18/96     13.188
                          10/21/96       12.5
                          1O/22/96       12.5
                          10/23/96     12.625
                          10/24/96       13.5
                          10/25/96     13.125
                          10/28/96      10.75
                          10/29/96     12.188
                          10/30/96     12.375
                          10/31/96     13.125
                           11/1/96      12.75
                           11/4/96     13.125
                           11/5/96     12.375
                           11/6/96       12.5
                           11/7/96     12.625
                           11/8/96     12.688
                          11/11/96     12.625
                          11/12/96     12.625
                          11/13/91       12.5
                          11/14/96     12.875
                          11/15/96      13.25
                           1/16/96     13.063
                          11/19/96      1.125
                          11/20/96     12.875
                          11/21/96     12.875

                        11/22/96     12.875
                        11/25/96         13
                        11/26/96     13.125
                        11/27/96       12.5
                        11/28/96       12.5
                        11/29/96     12.375
                         12/2/96         12
                         12/3/96     12.125
                         12/4/96      12.25
                         12/5/96         12
                         12/6/96     12.375
                         12/9/96     12.625
                        12/10/96     12.625
                        12/11/96     12.625
                        12/12/96     12.125
                        12/13/96         12
                        12/16/96         12
                        12/17/96     11.875
                        12/18/96         12
                        12/19/96     12.125
                        12/20/96      12.25
                        12/23/96     12.063
                        12/24/96      12.25
                        12/25/96      12.25
                        12/26/96     12.063
                        12/27/96     12.125
                        12/30/96     12.125
                        12/31/96      12.25
                          1/1/97      12.25
                          1/2/97     12.438
                          1/3/97      12.25
                          1/6/97     12.375
                          1/1/97      12.25
                          1/8/97     12.125
                          1/9/97      12.25
                         1/10/97     12.125
                         1/13/97     12.188
                         1/14/97     12.125
                         1/15/97     12.125
                         1/16/97         12
                         1/17/97     11.875
                         1/20/97      11.75
                         1/21/97      11.75
                        11/22/97       11.5
                        11/23/97     11.375
                        11/24/97     11.375
                         1/27/97      11.75
                         1/28/97      11.75
                         1/29/97      11.75

                         1/30/97         12
                         1/31/97       12.5
                          2/3/97      13.25
                          2/4/97     13.063
                          2/5/97         13
                          2/6/97       14.5
                          2/7/97      15.25
                         2/10/97      15.25
                         2/11/97      14.75
                         2/12/97        1.5
                         2/13/97     15.125
                         2/14/97         15
                         2/17/97         15
                         2/18/97      14.75
                         2/19/97         15
                         2/20/97     14.875
                         2/21/97       14.5
                         2/24/97      14.75
                         2/25/97      14.75
                         2/26/97       14.5
                         2/27/97       14.5
                         2/28/97     14.875
                         3/13/97     14.875
                          3/4/97      14.75
                          3/5/97     14.625
                          3/6/97       14.5
                          3/7/97         15
                         3/10/97     14.875
                         3/11/97     14.875
                         3/12/97      14.75
                         3/13/97       14.5
                         3/14/97     14.125
                         3/17/97       14.5
                         3/18/97      14.25
                         3/19/97     14.375
                         3/20/97     14.625
                         3/21/97       14.5
                         3/24/97     14.625
                         3/25/97      14.75
                         3/26/97     14.375
                         3/27/97     14.125
                         3/28/97     14.125
                         3/31/97     14.125
                          4/1/97     13.875
                          4/2/97     13.625
                          4/3/97     13.625
                          4/4/97       13.5
                          4/7/97     13.625
                          4/8/97   13.93887

                           4/9/97      14.18778
                          4/10/97       14.9345
                          4/11/97      14.43668
                          4/14/97      14.68559
                          4/15/97      14.68559
                          4/16/97       14.9345
                          4/17/97       14.9345
                          4/18/97      14.56114
                          4/21/97      14.68559
                          4/22/97      14.81005
                          4/23/97      14.43668
                          4/24/97      14.43668
                          4/25/97      14.56114
                          4/28/97      14.68559
                          4/29/97      14.81005
                          4/30/97      14.81005
                           5/1/97      14.56114
                           5/2/97      14.81005
                           5/5/97      14.68559
                           5/6/97      14.81005
                           5/7/97      14.81005
                           5/8/97      14.74782
                           5/9/97      14.68559
                          5/12/97      15.18341
                          5/13/97      15.05895
                          5/14/97      15.30786
                          5/15/97      15.68123
                          5/16/97      16.17904
                          5/19/97       16.5524
                          5/20/97      16.11682
                          5/21/97      17.21455
                          5/22/97      17.21455
                          5/23/97      16.59084
                          5/26/97      16.59084
                          5/27/97      16.84032
                          5/28/97      17.40167
                          5/29/97      17.21455
                          5/30/97      16.46609
                           6/2/97      16.96507
                           6/3/97      16.77795
                           6/4/97      16.71558
                           6/5/97      16.84032
                           6/6/97      16.59084
                           6/9/97      16.96507
                          6/10/97      17.21455
                          6/11/97      17.46404
                          6/12/97      17.58878
                          6/13/97      17.46404
                          6/16/97      17.21455

                            6/17/97    17.27693
                            6/18/97    17.46404
                            6/19/97    17.71353
                            6/20/97     18.2125
                            6/23/97    17.83827
                            6/24/97     18.2125
                            6/25/97    17.83827
                            6/26/97    18.08776
                            6/27/97    17.96301
                            6/30/97    17.96301
                             7/1/97    18.08776
                             7/2/97    18.02538
                             7/3/97    17.83827
                             7/4/97    17.83827
                             7/7/97    18.08776
                             7/8/97    17.96301
                             7/9/91    17.96301
                            7/10/97    17.96301
                            7/11/97    18.46199
                            7/14/97    17.96301
                            7/15/97    18.33724
                            7/16/97     18.2125
                            7/17/97    18.15013
                            7/18/97    17.71353
                            7/21/97    17.96301
                            7/22/97    17.96301
                            7/23/97    18.46199
                            7/24/97     18.2125
                            7/25/97     18.2125
                            7/28/97     18.2125
                            7/29/97     18.2125
                            7/30/97     18.2125
                            7/31/97          19
                             8/1/97       19.25
                             8/4/97      18.875
                             8/5/97        19.5
                             8/6/97       19.25
                             8/7/97          19
                             8/8/97        19.5
                            8/11/97      19.375
                            8/12/97      18.875
                            8/13/97      18.875
                            8/14/97      18.875
                            8/15/97      17.875
                            8/18/97       18.25
                            8/19/97        18.5
                            8/20/97        18.5
                            8/21/97          19
                            8/22/97      19.125

                         8/25/97     18.875
                         8/26/97     18.625
                         8/27/97     18.875
                         8/28/97     18.375
                         8/29/97     16.375
                          9/1/97     18.375
                          9/2/97         19
                          9/3/97      18.75
                          9/4/97         19
                          9/5/97    19.0625
                          9/8/97    19.0625
                          9/9/97         19
                         9/10/97      19.25
                         9/11/97      19.25
                         9/12/97         19
                         9/13/97         19
                         9/14/97      18.88
                         9/15/97       18.5
                         9/16/97      18.38
                         9/17/97      18.13
                         9/18/97      17.88
                         9/19/97      17.88
                         9/22/97     17.625
                         9/23/97         18
                         9/24/97     17.875
                         9/25/97      17.75
                         9/26/97      17.63
                         9/30/97     18.625